UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21761

Keeley Funds, Inc.
(Exact name of registrant as specified in charter)

401 S. LASALLE ST SUITE 1201 CHICAGO, IL 60605
(Address of principal executive offices)

ALAN GOLDBERG K&L Gates LLP 70 WEST MADISON STREET, SUITE 3100 CHICAGO, IL 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		312-786-5000

Date of fiscal year end:	September 30, 2009

Date of reporting period:	March 31, 2009

Item 1. Reports to Stockholders.

KEELEY SMALL CAP VALUE FUND

KSCVX - KSCIX

KEELEY SMALL-MID CAP VALUE FUND

KSMVX - KSMIX

KEELEY MID CAP VALUE FUND

KMCVX - KMCIX

KEELEY ALL CAP VALUE FUND

KACVX - KACIX

SEMI-ANNUAL
REPORT

MARCH 31, 2009

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund

Letters to Shareholders	1

Expense Example	19

Schedule of Investments	21

Statement of Assets and Liabilities	34

Statement of Operations	35

Statements of Changes in Net Assets	36

Financial Highlights	38

Notes to Financial Statements	46

LETTER TO SHAREHOLDERS —
KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

Dear Shareholder,

During the past six months from October 1, 2008 through March 31, 2009, the Fund's net assets declined from $6,469,977,502 to $3,397,023,076, mostly due to investment depreciation. For the six month period ending March 31, 2009, the portfolio turnover was 12.71% and the expense ratio was 1.43%. The Fund's portfolio is widely diversified with investments in 174 equities. As of March 31, 2009, the Keeley family beneficially owned over 0.36% of the Fund's outstanding shares.

As of this date, the KEELEY Small Cap Value Fund was rated three stars (. . .) by Morningstar among 220 Small Blend funds for the ten year period. The Fund also received three stars (. . .) for the five year period among 442. Morningstar ratings reflect historical risk adjusted performance as of March 31, 2009 and are subject to change every month*. As of this date, the Fund rated as a Lipper Leader in the Overall Tax Efficiency among 606 funds. Lipper ratings for Overall Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. The Overall rating is calculated monthly, based upon an equal-weighted average of percentile ranks for each measure over three, five, and ten-year periods (if applicable).

For the quarter ended March 31, 2009, the Fund's total return was -19.55% versus a return of -14.95% for the Russell 2000 Index. For the six month period ended March 31, 2009, the Fund's return was -45.56% versus -37.17% for the Russell 2000 Index. For the one year period the Fund's return was -50.11% versus -37.50% for the Russell 2000 Index. For the five year period, the Fund's average annual return was -2.32% versus -5.24% for the Russell 2000 Index. For the ten year period, the Fund's average annual return was 5.77% versus 1.93% for the Russell 2000 Index. Since its inception, October 1, 1993, the Fund's average annual return was 8.87% versus 4.77% for the Russell 2000 Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2009, the Fund's return was -23.17% versus a return of -14.95% for the Russell 2000 Index. For the six month period ended March 31, 2009, the Fund's return was -48.02% versus -37.17% for the Russell 2000 Index. For the one year period, the Fund's return was -52.36% versus -37.50% for the Russell 2000 Index. For the five year period, the Fund's average annual return was -3.22% versus -5.24% for the Russell 2000 Index. For the ten year period, the Fund's average annual return was 5.28% versus 1.93% for the Russell 2000 Index. Since inception, October 1, 1993, the Fund's average annual return was 8.55% versus 4.77% for the Russell 2000 Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

In the first quarter of 2009 the Fund declined -19.55 percent compared to a -14.95 percent decline for the Russell 2000 Index and a -19.64 percent decline for the Russell 2000 Value Index. During the past quarter and over the last 6 months, our relative and absolute performance has been primarily hampered by our overweight position in industrials. During the first quarter of 2009, our industrial weighting cost the Fund 795 basis points of performance relative to the Russell 2000 Index.

We remain committed to stocks within the industrial space and believe they offer substantial value on a long-term basis. We recognize these companies are cyclical in nature and their businesses may have been hindered by the depth of this recession and the breadth of the credit freeze. While the current environment clearly has been difficult for many of our names, we feel the majority of companies we hold in the industrial sector are financially sound, with strong balance sheets and positive cash flows. We have a great deal of confidence in their ability to self-finance their growth through this environment as the managements of these companies have a considerable amount of experience in dealing with challenging economic times. In addition, the industrial sector typically yields the most restructuring opportunities, which were often the genesis of our success in prior periods.

We also believe in the need to rebuild infrastructure, both here in the U.S. and abroad. We believe the secular trend of global infrastructure development will outlast the short-term cyclical impact of this recession. Many of our stocks in the energy, materials, and industrials sectors should benefit once government stimulus investments begin. Additionally, many of our holdings were experiencing strong growth and order backlogs before the credit crisis brought the global economy to a standstill. We believe much of this growth will resume once economic activity returns. We recognize this may take time and these companies may face headwinds in the short-term. Instead of focusing our research on short-term results, we try to identify companies that will perform on a longer, 3-5 year time horizon. This focus is paramount to our corporate restructuring investment philosophy. At current valuation levels, we are enthusiastic about various opportunities and confident that our continued patience will be rewarded.

Two positive contributors to performance during the first quarter, Petrohawk Energy (HK) and Walter Industries (WLT), are two long-term holdings that had been under considerable price pressure over the past six months. We were pleased to see our research vindicated as Petrohawk climbed 23 percent and contributed 19 basis points of return to the portfolio, and Walters rose 30 percent and added 20 basis points of return to the portfolio for the period ended March 31, 2009. While the volatility of the price of natural gas can impact the price of the stock, we are more focused on the long-term production opportunity for Petrohawk. They have a major position in the recently discovered Haynesville shale formation, providing them with the ability to significantly increase production of natural gas over the long-term. We are very positive about the fundamentals of their business and continue to be patient with the stock despite short-term volatility in the price of natural gas.

Walter Industries epitomizes what our restructuring process looks for in a stock. Walter originated as a home builder years ago, but its primary business now focuses on the production and distribution of metallurgical coal for the global steel industry. But it took years to become the "pure play" coal company that it is today. After many years of operating as a conglomerate with distinct business units, the company endured a number of restructurings, primarily through tax-free spinoffs to evolve into Walter Industries. In 2006, the company spun-off Mueller Water (MWA), a water-infrastructure business that we continue to hold in the portfolio today. Although the stock has been an average performer for the Fund since we purchased the spin-off in 2006, we believe the company is well-managed and will benefit from the infrastructure investments that will be made in the coming years. Subsequent to March 31, 2009, the company closed the original home building business, and they spun-off the remaining business unit, an independent Real Estate Investment Trust (REIT) as Walter Investment Management (WAC). We are very encouraged about the prospects of this business. Despite the turmoil in the housing industry, WAC has a unique asset base that could provide the catalyst to unlock the value in the stock. With three separate business units now trading independently, these companies are much easier to follow and value, which is a key factor in why we gravitate toward these types of "pure play," restructured companies. Lastly, now that the company is a single business focusing on metallurgical coal, they effected a name change from Walter Industries to Walter Energy in April of 2009.

Our largest detractor during the first quarter of 2009 was Fairpoint Communications (FRP), which fell over 81 percent and cost the Fund 64 basis points of performance. Fairpoint became the eighth largest communications service provider in the country when it merged with the spun-off land-line division of Verizon in January of 2007. The merger integration process of combining the two companies has been difficult and disappointing. There have been numerous delays surrounding the cutover date due to billing systems, operational systems, and regulatory issues. These delays combined with intense economic and competitive headwinds could have negative implications on liquidity in the coming quarters. More recently, the company posted a higher fourth quarter loss amid rising costs and suspended its dividend to protect its balance sheet.

The financial sector was the second largest detractor from performance in the first quarter of 2009. The Hanover Insurance Group (THG) was the most significant, falling over 32 percent and costing the fund 64 basis points of performance. We mentioned that we were enthused by opportunities in the insurance industry, specifically in the property and casualty area. The demise of AIG has allowed smaller players to gain market share through increasing volume and some companies also are experiencing price increases. We continue to be intrigued with stocks in this industry such as THG.

During these times, it is important to reflect on certain aspects of our investment process that can affect the construction of our portfolios. We embrace companies with long-product cycles and consequently are consistently underweight the technology sector. Our lack of exposure to this sector can negatively impact the portfolio at times, but we believe avoiding short-cycle businesses lowers the risk of our portfolio and grants us with a greater sense of knowledge and confidence in the names that we own. Additionally, we believe it is our mandate to find the best small cap ideas available in our universe of stocks and hold very little cash in our portfolios. This can negatively impact the portfolio in difficult periods, but we believe the investments we are making today will yield substantial upside to investors that share our three to five year time horizon. We began to see the impact of this during the rally in early March 2009, as strong stock selection and our lack of cash contributed positively to our results versus our peers and benchmark during the final month of the quarter.

We are beginning to see encouraging signs that the credit crisis is improving and more importantly, confidence is slowly beginning to return to the markets. Here at Keeley, we are extremely optimistic about the long-term opportunities that this market has presented. While we expect the measured decline of Gross National Product (GNP) to slow in the next several quarters, we fully expect the equity markets to progress in advance of positive GNP numbers. In the past, market declines were typically caused by tight money supply and inventory liquidation. In this period we have to include the lack of available credit. As a result, while past periods have experienced depressed earnings per share and higher price-to-earnings (P/E) multiples, the current environment has produced depressed earnings per share and depressed P/E multiples. We believe the reversal of these factors ultimately will enhance equity valuation. Although this environment is unique in many ways, we believe it most resembles the difficult period of 1970-1974. That era also experienced a steep contraction in equity valuations that eventually spawned a positive stock market environment for the next several years.

We believe our focus on restructuring should yield numerous investment ideas for our portfolios. One of our investment themes in the corporate restructuring process, Companies Emerging from Bankruptcy, is a favorite of our investment team due to the amount of information we can obtain during the bankruptcy process. With access to abundant credit for so many years, this theme has been rather dormant for quite some time. Obviously, this should change dramatically in the coming months, and we are especially eager to see what opportunities emerge through that process.

Although market sentiment remains fragile at the moment, at some point, compelling valuations are likely to serve as a catalyst for a sustained rebound in the markets. Consequently, fundamental research has become more important than ever. We have "stress-tested" each stock in the portfolio to monitor its financial health in this challenging credit environment. That work supports our belief that our companies have the ability to weather this recession and prosper once growth returns. We are committed to our approach and our long-term track record confirms the ability of our team to uncover market inefficiencies. The majority of our research team members have in excess of 40 years investment experience. All of these individuals have encountered challenging market climates during their careers, and we fully expect them to be able to successfully navigate our portfolios through the current volatile environment. We appreciate your continued support of the Fund and we are grateful for the loyalty you have demonstrated during these difficult times.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing. A copy of the prospectus can be obtained at www.keeleyfunds.com or by calling 1-888-933-5391.

*  Morningstar ratings are based on a risk adjusted return measure that accounts for variation in a Fund's monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the three-, five-, and ten-year returns. The top 10% of funds are labeled five stars; the next 22.5% are labeled four stars, the next 35% are labeled three stars; the next 22.5% are labeled two stars and the bottom 10% one star. ©2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Investments by Sector

As a Percentage of Investments
As of 3/31/2009
(Unaudited) ***

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Value Fund - Class A and Russell 2000® Index *
(Unaudited)

Average annual total returns **
For the periods ended March 31, 2009

	1-Year	5-Years	10-Years	Since Commencement of Operations(1)
Keeley Small Cap Value Fund
Class A	-50.11%	-2.32%	+5.77%	+8.87%
Class A (includes max 4 1/2% front-end load)	-52.36%	-3.22%	+5.28%	+8.55%
Russell 2000® Index	-37.50%	-5.24%	+1.93%	+4.77%

(1)  Inception date is October 1, 1993.

*  The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index.

  The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends.

**  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

***  Excludes short-term investments and investments purchased with cash collateral from securities lending.

LETTER TO SHAREHOLDERS —
KEELEY SMALL-MID CAP VALUE FUND (KSMVX-KSMIX)

Dear Shareholder,

During the past six months from October 1, 2008 through March 31, 2009, the Fund's net assets declined from $17,863,363 to $15,648,159. For the period ending March 31, 2009, the portfolio turnover was 31.88%. On January 26, 2009, Keeley Asset Management Corp. (the "Adviser") extended its commitment to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% for the Class A shares and 1.14% for the Class I shares until September 30, 2010. The Fund's portfolio is widely diversified with investments in 87 equities. As of March 31, 2009, the Keeley family beneficially owned over 29% of the Fund's outstanding shares.

For the quarter ended March 31, 2009, the Fund's return was -17.24% versus a return of -16.32% for the Russell 2500 Value Index. For the six month period ended March 31, 2009, the Fund's return was -45.87% versus -37.12% for the Russell 2500 Value Index. For the one year period ended March 31, 2009, the Fund's return was -51.26% versus -38.66% for the Russell 2500 Value Index. Since inception, August 15, 2007, the Fund's average annual return was -35.85% versus -29.51% for the Russell 2500 Value Index. Performance Data does not reflect the deduction of the sales load or fee, and that, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2009, the Fund's return was -21.01% versus a return of -16.32% for the Russell 2500 Value Index. For the six month period ended March 31, 2009, the Fund's return was -48.29% versus -37.12% for the Russell 2500 Value Index. For the one year period ended March 31, 2009, the Fund's return was -53.45% versus -38.66% for the Russell 2500 Value Index. Since inception, August 15, 2007, the Fund's average annual return was -37.64% versus -29.51% for the Russell 2500 Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

In the first quarter of 2009 the Fund declined -17.24 percent, slightly underperforming the Russell 2500 Value Index, which declined -16.32 percent during the first quarter. Our relative and absolute performance continues to be primarily hampered by our overweight position in industrials, which cost the Fund 595 basis points of performance relative to the Russell 2500 Value Index.

We remain committed to stocks within the industrial space and believe they offer substantial value on a long-term basis. We recognize these companies are cyclical in nature and their businesses may have been hindered by the depth of this recession and the breadth of the credit freeze. While the current environment clearly has been difficult for many of our names, we feel the majority of companies we hold in the industrial sector are financially sound, with strong balance sheets and positive cash flows. We have a great deal of confidence in their ability to self-finance their growth through this environment as the managements of these companies have a considerable amount of experience in dealing with challenging economic times. In addition, the industrial sector typically yields the most restructuring opportunities, which were often the genesis of our success in prior periods.

We also believe in the need to rebuild infrastructure, both here in the U.S. and abroad. We believe the secular trend of global infrastructure development will outlast the short-term cyclical impact of this recession. Many of our stocks in the energy, materials, and industrials sectors should benefit once government stimulus investments begin. Additionally, many of our holdings were experiencing strong growth and order backlogs before the credit crisis brought the global economy to a standstill. We believe much of this growth will resume once economic activity returns. We recognize this may take time and these companies may face headwinds in the short-term. Instead of focusing our research on short-term results, we try to identify companies that will perform on a longer, 3-5 year time horizon. This focus is paramount to our corporate restructuring investment philosophy. At current valuation levels, we are enthusiastic about various opportunities and confident that our continued patience will be rewarded.

One of the positive contributors to performance during the first quarter was Walter Industries (WLT), which had been under considerable pressure over the past 6 months. We were pleased to see our research vindicated as Walters rose 30 percent and added 41 basis points of return to the portfolio for the period ended March 31, 2009. Walter Industries epitomizes what our restructuring process looks for in a stock. Walter originated as a home builder years ago, but its primary business now focuses on the production and distribution of metallurgical coal for the global steel industry. But it took years to become the "pure play" coal company that it is today. After many years of operating as a conglomerate with distinct business units, the company endured a number of restructurings, primarily through tax-free spinoffs to evolve into Walter Industries. In 2006, the company spun-off Mueller Water (MWA), a water-infrastructure business that we continue to hold in the portfolio today. Although the stock has been an average performer for the Fund since we purchased the spin-off in 2006, we believe the company is well-managed and will benefit from the infrastructure investments that will be made in the coming years. Subsequent to March 31, 2009, the company closed the original home building business, and they spun-off the remaining business unit, an independent Real Estate Investment Trust (REIT) as Walter Investment Management (WAC). We are very encouraged about the prospects of this business. Despite the turmoil in the housing industry, WAC has a unique asset base that could provide the catalyst to unlock the value in the stock. With three separate business units now trading independently, these companies are much easier to follow and value, which is a key factor in why we gravitate toward these types of "pure play," restructured companies. Lastly, now that the company is a single business focusing on metallurgical coal, they effected a name change from Walter Industries to Walter Energy in April of 2009.

Our largest detractor during the first quarter of 2009 was Fairpoint Communications (FRP), which fell over 89 percent and cost the Fund 125 basis points of performance. Fairpoint became the eighth largest communications service provider in the country when it merged with the spun-off land-line division of Verizon in January of 2007. The merger integration process of combining the two companies has been difficult and disappointing. There have been numerous delays surrounding the cutover date due to billing systems, operational systems, and regulatory issues. These delays combined with intense economic and competitive headwinds could have negative implications on liquidity in the coming quarters. More recently, the company posted a higher fourth quarter loss amid rising costs and suspended its dividend to protect its balance sheet.

The materials sector was the second largest detractor from the Fund in the first quarter of 2009, falling over 22 percent and costing the Fund 300 basis points of return. Solutia (SOA) was the leading detractor during the quarter, falling over 58 percent and costing the fund 89 basis points of performance. The maker of specialty chemicals saw demand drop off dramatically in the fourth quarter of 2008 as well as losses in their nylon business, which was eventually sold in March. We continue to hold shares of Solutia in the Fund. Solutia has a substantial tax-loss carry forward on their books which will shield future income from taxation.

Although we have limited exposure to the sector, technology was a positive contributor to performance in the first quarter of 2009. Broadridge Financial Solutions (BR) was the largest single contributor as it rose over 48 percent and contributed 54 basis points of return to the Fund. The company was spun-off from ADP in late 2007 and performed well due primarily from healthy growth in their investor communication segment. They also recently received an upgrade to investment grade and have a promising pipeline of new business and product offerings. This led management to raise free cash flow guidance and reaffirm their positive outlook for 2009.

We are beginning to see encouraging signs that the credit crisis is improving and more importantly, confidence is slowly beginning to return to the markets. Here at Keeley, we are extremely optimistic about the long-term opportunities that this market has presented. While we expect the measured decline of Gross National Product (GNP) to slow in the next several quarters, we fully expect the equity markets to progress in advance of positive GNP numbers. In the past, market declines were typically caused by tight money supply and inventory liquidation. In this period we have to include the lack of available credit. As a result, while past periods have experienced depressed earnings per share and higher price-to-earnings (P/E) multiples, the current environment has produced depressed earnings per share and depressed P/E multiples. We expect the reversal of these factors to ultimately enhance equity valuation. Although this environment is unique in many ways, we believe it most resembles the difficult period of 1970-1974. That era also experienced a steep contraction in equity valuations that eventually spawned a positive stock market environment for the next several years.

We believe our focus on restructuring should yield numerous investment ideas for our portfolios. One of our investment themes in the corporate restructuring process,

Companies Emerging from Bankruptcy, is a favorite of our investment team due to the amount of information we can obtain during the bankruptcy process. With access to abundant credit for so many years, this theme has been rather dormant for quite some time. Obviously, this should change dramatically in the coming months, and we are especially eager to see what opportunities emerge through that process.

Although market sentiment remains fragile at the moment, at some point, compelling valuations are likely to serve as a catalyst for a sustained rebound in the markets. Consequently, fundamental research has become more important than ever. We have "stress-tested" each stock in the portfolio to monitor its financial health in this challenging credit environment. That work supports our belief that our companies have the ability to weather this recession and prosper once growth returns. We are committed to our approach and have confidence in the ability of our team to uncover market inefficiencies. The majority of our research team members have in excess of 40 years investment experience. All of these individuals have encountered challenging market climates during their careers, and we fully expect them to be able to successfully navigate our portfolios through the current volatile environment. We appreciate your continued support of the Fund and we are grateful for the loyalty you have demonstrated during these difficult times.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund's prospectus. Please read the Fund's prospectus carefully before investing. A copy of the prospectus can be obtained at www.keeleyfunds.com or by calling 1-888-933-5391.

Investments by Sector

As a Percentage of Investments
As of 3/31/2009
(Unaudited) ***

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended March 31, 2009

	1 year ended 3/31/2009	Since Commencement of Operations(1)
Keeley Small-Mid Cap Value Fund
Class A	-51.26%	-35.85%
Class A (includes max 4 1/2% front-end load)	-53.45%	-37.64%
Russell 2500® Value Index	-38.66%	-29.51%

(1)  Inception date is August 15, 2007.

*  The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

**  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

***  Excludes short-term investments.

LETTER TO SHAREHOLDERS —
KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

Dear Shareholder,

During the past six months from October 1, 2008 through March 31, 2009, the Fund's net assets declined from $115,206,331 to $55,236,784. For the six month period ending March 31, 2009, the portfolio turnover was 56.98%. On January 26, 2009, Keeley Asset Management Corp. (the "Adviser") extended its commitment to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% for the Class A shares and 1.14% for the Class I shares until September 30, 2010. The Fund's portfolio is diversified with investments in 50 equities. As of March 31, 2009, the Keeley family beneficially owned over 18% of the Fund's outstanding shares.

For the quarter ended March 31, 2009, the Fund's return was -15.32% versus a return of -14.67% for the Russell Mid Cap Value Index. For the six month period ended March 31, 2009, the Fund's return was -43.76% versus -37.87% for the Russell Mid Cap Value Index. For the one year period ended March 31, 2009, the Fund's return was -54.00% versus -42.51% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund's average annual return was -13.71% versus -11.65% for the Russell Mid Cap Value Index. Performance data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2009, the Fund's return was -19.17% versus a return of -14.67% for the Russell Mid Cap Value Index. For the six month period ended March 31, 2009, the Fund's return was -46.29% versus -37.87% for the Russell Mid Cap Value Index. For the one year period ended March 31, 2009, the Fund's return was -56.07% versus -42.51% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund's average annual return was -14.80% versus -11.65% for the Russell Mid Cap Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

In the first quarter of 2009 the Fund declined -15.32 percent, slightly underperforming the Russell Mid Cap Value Index, which declined -14.67 percent during the first quarter. Our performance was impacted primarily from exposure to the utilities and industrials sectors, which cost the Fund 533 and 436 basis points of performance, respectively. Although utilities was our largest detractor during the first quarter of 2009, the greatest negative impact on performance over the past year has been our overweight position in industrials.

We remain committed to stocks within the industrial space and believe they offer substantial value on a long-term basis. We recognize these companies are cyclical in nature and their businesses may have been hindered by the depth of this recession and the breadth of the credit freeze. While the current environment clearly has been difficult for many of our names, we feel the majority of companies we hold in the industrial sector are financially sound, with strong balance sheets and positive cash flows. We have a great deal of confidence in their ability to self-finance their growth through this environment as the managements of these companies have a considerable amount of experience in dealing with challenging economic times. In addition, the industrial sector typically yields the most restructuring opportunities, which were often the genesis of our success in prior periods.

We also believe in the need to rebuild infrastructure, both here in the U.S. and abroad. We believe the secular trend of global infrastructure development will outlast the short-term cyclical impact of this recession. Many of our stocks in the energy, materials, and industrials sectors should benefit once government stimulus investments begin. Additionally, many of our holdings were experiencing strong growth and order backlogs before the credit crisis brought the global economy to a standstill. We believe much of this growth will resume once economic activity returns. We recognize this may take time and these companies may face headwinds in the short-term. Instead of focusing our research on short-term results, we try to identify companies that will perform on a longer, 3-5 year time horizon. This focus is paramount to our corporate restructuring investment philosophy. At current valuation levels, we are enthusiastic about various opportunities and confident that our continued patience will be rewarded.

The top contributor to the Mid Cap Value Fund during the first quarter of 2009 was FMC Technologies (FTI). The provider of technology solutions for the energy industry climbed over 31 percent and contributed 56 basis points of return to the portfolio during the quarter. FTI is a great example of our corporate restructuring investment process. Until the companies were broken up in 2000, FMC operated both a chemicals business and the machinery business that FTI is today. Also tucked into FTI was John Bean Technologies, a Foodtech and Airport Systems business. This business was logically spun-off into a separate publically traded company (JBT) in July of 2008. We are enthusiastic about the long-term prospects of both companies.

Utilities was the largest detractor in the first quarter of 2009 due primarily to Integrys Energy Group (TEG), which declined over 53 percent and cost the fund 155 basis points of return. Integrys surprised the investment community by deciding to exit its unregulated energy marketing business. This noncash charge created a high level of uncertainty which brought on an unfavorable response from the market. The surprise move also increased the speculation that the dividend may be cut. We view the decision to exit the energy marketing business as a positive since it will allow the company to focus on their core business and lower the overall risk profile of the remaining business. Additionally, we are encouraged by Integrys' large ownership stake in American Transmission Company ("ATC"), a privately held utility transmission company, which should be a catalyst for future growth.

Covanta Holdings Corp. (CVA) was the second largest detractor during the quarter, falling over 40 percent and costing the Fund 131 basis points of performance. The slowing economy has put downward pressure on their sales and earnings, but we remain bullish on the long-term prospects of the waste to renewable energy company. Additionally, we believe that the recent federal stimulus bill, as well as future investments in energy and infrastructure should benefit the company.

During these times, it is important to reflect on certain aspects of our investment process that can affect the construction of our portfolios. We believe it is our mandate to find the best mid cap ideas available in our universe of stocks and hold very little cash in our portfolios. This can negatively impact the portfolio in difficult periods, but we believe the investments we are making today will yield substantial upside to investors that share our three to five year time horizon. We began to see the impact of this during the rally in early March, as strong stock selection and our lack of cash contributed positively to our results versus our peers and benchmark during the final month of the quarter.

We are beginning to see encouraging signs that the credit crisis is improving and more importantly, confidence is slowly beginning to return to the markets. Here at Keeley, we are extremely optimistic about the long-term opportunities that this market has presented. While we expect the measured decline of Gross National Product (GNP) to slow in the next several quarters, we fully expect the equity markets to progress in advance of positive GNP numbers. In the past, market declines were typically caused by tight money supply and inventory liquidation. In this period we have to include the lack of available credit. As a result, while past periods have experienced depressed earnings per share and higher price-to-earnings (P/E) multiples, the current environment has produced depressed earnings per share and depressed P/E multiples. We believe the reversal of these factors ultimately will enhance equity valuation. Although this environment is unique in many ways, we believe it most resembles the difficult period of 1970-1974. That era also experienced a steep contraction in equity valuations that eventually spawned a positive stock market environment for the next several years.

We believe our focus on restructuring should yield numerous investment ideas for our portfolios. One of our investment themes in the corporate restructuring process, Companies Emerging from Bankruptcy, is a favorite of our investment team due to the amount of information we can obtain during the bankruptcy process. With access to abundant credit for so many years, this theme has been rather dormant for quite some time. Obviously, this should change dramatically in the coming months, and we are especially eager to see what opportunities emerge through that process.

Although market sentiment remains fragile at the moment, at some point, compelling valuations are likely to serve as a catalyst for a sustained rebound in the markets. Consequently, fundamental research has become more important than ever. We have "stress-tested" each stock in the portfolio to monitor its financial health in this challenging credit environment. That work supports our belief that our companies have the ability to weather this recession and prosper once growth returns. We are committed to our approach and have confidence in the ability of our team to uncover market inefficiencies. The majority of our research team members have in excess of 40 years investment experience. All of these individuals have encountered challenging market climates during their careers, and we fully expect them to be able to successfully navigate our portfolios through the current volatile environment. We appreciate your continued support of the Fund and we are grateful for the loyalty you have demonstrated during these difficult times.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing. A copy of the prospectus can be obtained at www.keeleyfunds.com or by calling 1-888-933-5391.

Investments by Sector

As a Percentage of Investments
As of 3/31/2009
(Unaudited) ***

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Mid Cap Value Fund - Class A and Russell Mid Cap® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended March 31, 2009

	1-Year	Since Commencement of Operations(1)
Keeley Mid Cap Value Fund
Class A	-54.00%	-13.71%
Class A (includes max 4 1/2% front-end load)	-56.07%	-14.80%
Russell Midcap® Value Index	-42.51%	-11.65%

(1)  Inception date is August 15, 2005.

*  The Russell Midcap® Value Index of common is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

**  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

***  Excludes short-term investments.

LETTER TO SHAREHOLDERS —
KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

Dear Shareholder,

During the past six months from October 1, 2008 through March 31, 2009, the Fund's net assets declined from $103,234,319 to $52,471,904. For the six month period ending March 31, 2009, the portfolio turnover was 20.28%. On January 26, 2009, Keeley Asset Management Corp. (the "Adviser") extended its commitment to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% for the Class A shares and 1.14% for the Class I shares until September 30, 2010. The Fund's portfolio is widely diversified with investments in 89 equities. As of March 31, 2009, the Keeley family beneficially owned over 17% of the Fund's outstanding shares.

For the quarter ended March 31, 2009, the Fund's return was -16.62% versus a return of -17.00% for the Russell 3000 Value Index. For the six month period ended March 31, 2009, the Fund's return was -44.30% versus -35.60% for the Russell 3000 Value Index. For the one year period ended March 31, 2009, the Fund's return was -51.93% versus -42.14% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund's return was -18.11% versus -15.44% for the Russell 3000 Value Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2009, the Fund's total return was -20.33% versus a return of -17.00% for the Russell 3000 Value Index. For the six month period ended March 31, 2009, the Fund's return was -46.79% versus -35.60% for the Russell 3000 Value Index. For the one year period ended March 31, 2009, the Fund's return was -54.09% versus -42.14% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund's average annual return was -19.44% versus -15.44% for the Russell 3000 Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

In the first quarter of 2009 the Fund declined -16.62 percent, in line with the Russell 3000 Value Index, which declined -17.00 percent during the quarter. Despite our relative outperformance, our absolute performance continues to be primarily hampered by our overweight position in industrials, which cost the Fund 797 basis points of performance relative to the Russell 3000 Value Index. Additionally, the industrials sector is lightly represented by the benchmark, so our overweight position is magnified at this time.

We remain committed to stocks within the industrial space and believe they offer substantial value on a long-term basis. We recognize these companies are cyclical in nature and their businesses may have been hindered by the depth of this recession and the breadth of the credit freeze. While the current environment clearly has been difficult for many of our names, we feel the majority of companies we hold in the industrial sector are financially sound, with strong balance sheets and positive cash flows. We have a great deal of confidence in their ability to self-finance their growth through this environment as the managements of these companies have a considerable amount of experience in dealing with challenging economic times. In addition, the industrial sector typically yields the most restructuring opportunities, which were often the genesis of our success in prior periods.

We also believe in the need to rebuild infrastructure, both here in the U.S. and abroad. We believe the secular trend of global infrastructure development will outlast the short-term cyclical impact of this recession. Many of our stocks in the energy, materials, and industrials sectors should benefit once government stimulus investments begin. Additionally, many of our holdings were experiencing strong growth and order backlogs before the credit crisis brought the global economy to a standstill. We believe much of this growth will resume once economic activity returns. We recognize this may take time and these companies may face headwinds in the short-term. Instead of focusing our research on short-term results, we try to identify companies that will perform on a longer, 3-5 year time horizon. This focus is paramount to our corporate restructuring investment philosophy. At current valuation levels, we are enthusiastic about various opportunities and confident that our continued patience will be rewarded.

Broadridge Financial Solutions (BR) was the top performing stock during the first quarter of 2009, rising over 48 percent and contributing 67 basis points of return to the Fund. The company was spun-off from ADP in late 2007 and performed well due primarily from healthy growth in their investor communication segment. They also recently received an upgrade to investment grade and have a promising pipeline of new business and product offerings. This has led management to raise free cash flow guidance and reaffirm their outlook on future earnings-per-share growth.

The largest detractor in the quarter came from the materials sector. Zep Inc. (ZEP) fell over 47 percent and cost the Fund 84 basis point in performance. The industrial cleaning product maker saw earnings fall short due to in large part to increased raw material costs. Zep was spun-off from Acuity Brands in 2007, and we remain positive about their long-term prospects.

Over the past few quarters, we have slowly been increasing our weight to the financial sector as we become more comfortable with certain areas of the industry. Overall we remain underweight due primarily to our lack of exposure to the regional banks; specifically those that have received funding through the Troubled Asset Relief Program (TARP). Until we obtain the transparency necessary to evaluate the legacy assets of these banks and their prospects over a longer time horizon, we will remain underexposed to this segment of the financial sector.

We are beginning to see encouraging signs that the credit crisis is improving and more importantly, confidence is slowly beginning to return to the markets. Here at Keeley, we are extremely optimistic about the long-term opportunities that this market has presented. While we expect the measured decline of Gross National Product (GNP) to slow in the next several quarters, we fully expect the equity markets to progress in advance of positive GNP numbers. In the past, market declines were typically caused by tight money supply and inventory liquidation. In this period we have to include the lack of available credit. As a result, while past periods have experienced depressed earnings per share and higher price-to-earnings (P/E) multiples, the current environment has produced depressed earnings per share and depressed P/E multiples. We believe the reversal of these factors ultimately will enhance equity valuation. Although this environment is unique in many ways, we believe it most resembles the difficult period of 1970-1974. That era also experienced a steep contraction in equity valuations that eventually spawned a positive stock market environment for the next several years.

We believe our focus on restructuring should yield numerous investment ideas for our portfolios. One of our investment themes in the corporate restructuring process, Companies Emerging from Bankruptcy, is a favorite of our investment team due to the amount of information we can obtain during the bankruptcy process. With access to abundant credit for so many years, this theme has been rather dormant for quite some time. Obviously, this should change dramatically in the coming months, and we are especially eager to see what opportunities emerge through that process.

Although market sentiment remains fragile at the moment, at some point, compelling valuations are likely to serve as a catalyst for a sustained rebound in the markets. Consequently, fundamental research has become more important than ever. We have "stress-tested" each stock in the portfolio to monitor its financial health in this challenging credit environment. That work supports our belief that our companies have the ability to weather this recession and prosper once growth returns. We are committed to our approach and have confidence in the ability of our team to uncover market inefficiencies. The majority of our research team members have in excess of 40 years investment experience. All of these individuals have encountered challenging market climates during their careers, and we fully expect them to be able to successfully navigate our portfolios through the current volatile environment. We appreciate your continued support of the Fund and we are grateful for the loyalty you have demonstrated during these difficult times.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund's prospectus. Please read the Fund's prospectus carefully before investing. A copy of the prospectus can be obtained at www.keeleyfunds.com or by calling 1-888-933-5391.

Investments by Sector

As a Percentage of Investments
As of 3/31/2009
(Unaudited) ***

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley All Cap Value Fund - Class A and Russell 3000® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended March 31, 2009

	1-Year	Since Commencement of Operations(1)
Keeley All Cap Value Fund
Class A	-51.93%	-18.11%
Class A (includes max 4 1/2% front-end load)	-54.09%	-19.44%
Russell 3000® Value Index	-42.14%	-15.44%

(1)  Inception date is June 14, 2006.

*  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

**  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

***  Excludes short-term investments.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended March 31, 2009
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009 (the "period") for the Small Cap Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

	Class A
	Beginning account value October 1, 2008	Ending account value March 31, 2009	Annual Expense Ratio **	Expenses paid during the period ended March 31, 2009 *
Small Cap Value Fund	$1,000.00	$544.40	1.43%	$5.51
Small-Mid Cap Value Fund	1,000.00	541.30	1.40%	5.38
Mid Cap Value Fund	1,000.00	562.40	1.40%	5.45
All Cap Value Fund	1,000.00	557.00	1.41%	5.47
	Class I
	Beginning account value October 1, 2008	Ending account value March 31, 2009	Annual Expense Ratio **	Expenses paid during the period ended March 31, 2009 *
Small Cap Value Fund	$1,000.00	$544.90	1.18%	$4.54
Small-Mid Cap Value Fund	1,000.00	541.20	1.16%	4.46
Mid Cap Value Fund	1,000.00	562.70	1.15%	4.48
All Cap Value Fund	1,000.00	557.80	1.15%	4.47

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365.

**  Includes interest expense.

KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended March 31, 2009
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	Class A
	Beginning account value October 1, 2008	Ending account value March 31, 2009	Annual Expense Ratio **	Expenses paid during the period ended March 31, 2009 *
Small Cap Value Fund	$1,000.00	$1,017.80	1.43%	$7.19
Small-Mid Cap Value Fund	1,000.00	1,017.95	1.40%	7.04
Mid Cap Value Fund	1,000.00	1,017.95	1.40%	7.04
All Cap Value Fund	1,000.00	1,017.90	1.41%	7.09
	Class I
	Beginning account value October 1, 2008	Ending account value March 31, 2009	Annual Expense Ratio **	Expenses paid during the period ended March 31, 2009 *
Small Cap Value Fund	$1,000.00	$1,019.05	1.18%	$5.94
Small-Mid Cap Value Fund	1,000.00	1,019.15	1.16%	5.84
Mid Cap Value Fund	1,000.00	1,019.20	1.15%	5.79
All Cap Value Fund	1,000.00	1,019.20	1.15%	5.79

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365.

**  Includes interest expense.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.80%
	Aerospace & Defense – 1.56%
1,100,000	Kaman Corp.	$13,794,000
1,345,000	Ladish Co., Inc. (a) (e)	9,764,700
1,105,000	Teledyne Technologies, Inc. (a)	29,481,400
		53,040,100
	Auto Components – 0.35%
1,497,500	Midas, Inc. (a) (e)	11,860,200
	Beverages – 0.61%
1,220,000	Dr. Pepper Snapple Group, Inc. (a)	20,630,200
	Building Products – 0.45%
2,000,000	Quanex Building Products Corp. (e)	15,200,000
	Capital Markets – 6.15%
327,156	Cowen Group, Inc. (a)	1,593,249
1,040,000	Epoch Holding Corp.	7,144,800
227,000	Gamco Investors, Inc. (b)	7,411,550
712,500	Greenhill & Co., Inc. (b)	52,618,125
1,240,000	Invesco Ltd.	17,186,400
1,275,000	Investment Technology Group, Inc. (a)	32,538,000
620,000	Jefferies Group, Inc.	8,556,000
665,000	Piper Jaffray Companies (a) (b)	17,150,350
305,500	Pzena Investment Management, Inc. (b)	583,505
1,340,000	SWS Group, Inc.	20,810,200
2,727	Teton Advisors, Inc. (a) (c) (d)	1,091
1,010,998	Thomas Weisel Partners Group, Inc. (a)	3,619,373
2,200,000	Waddell & Reed Financial, Inc.	39,754,000
		208,966,643
	Chemicals – 3.14%
1,290,000	Arch Chemicals, Inc. (e)	24,458,400
1,790,000	Ashland, Inc.	18,490,700
1,437,500	Koppers Holdings, Inc. (e)	20,872,500
1,307,500	Sensient Technologies Corp.	30,726,250

Shares		Value
	Chemicals (continued)
1,190,000	Zep, Inc. (e)	$12,173,700
		106,721,550
	Commercial Banks – 2.81%
795,000	BankFinancial Corp.	7,926,150
654,440	Beneficial Mutual Bancorp, Inc. (a)	6,446,234
802,500	IBERIABANK Corp. (e)	36,866,850
960,000	MB Financial, Inc.	13,056,000
1,200,000	PrivateBancorp, Inc. (b)	17,352,000
1,110,000	Wintrust Financial Corp.	13,653,000
		95,300,234
	Commercial Services & Supplies – 2.82%
1,366,000	Brink's Home Security Holdings, Inc. (a)	30,871,600
1,170,000	Cenveo, Inc. (a)	3,802,500
765,000	GP Strategies Corp. (a)	2,723,400
1,495,000	Layne Christensen Co. (a) (e)	24,024,650
612,500	Mac-Gray Corp. (a)	3,203,375
1,455,000	PHH Corp. (a)	20,442,750
662,000	Standard Parking Corp. (a)	10,856,800
		95,925,075
	Construction & Engineering – 6.07%
1,450,000	AECOM Technology Corp. (a)	37,816,000
1,400,000	Chicago Bridge & Iron Co.	8,778,000
1,210,000	Foster Wheeler AG (a)	21,138,700
1,200,000	Granite Construction, Inc.	44,976,000
885,000	Integrated Electrical Services, Inc. (a) (e)	8,071,200
1,515,000	McDermott International, Inc. (a)	20,285,850
1,692,500	Quanta Services, Inc. (a)	36,304,125
1,057,500	The Shaw Group, Inc. (a)	28,986,075
		206,355,950
	Construction Materials – 0.79%
1,070,000	Texas Industries, Inc. (b)	26,750,000

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Diversified Financial Services – 0.35%
1,544,000	MarketAxess Holdings, Inc. (a)	$11,796,160
	Electric Utilities – 5.92%
1,105,000	Black Hills Corp.	19,768,450
1,440,000	Cleco Corp.	31,233,600
1,342,500	Hawaiian Electric Industries	18,445,950
1,195,000	ITC Holdings Corp.	52,125,900
860,000	Otter Tail Corp. (b)	18,963,000
2,175,000	Portland General Electric Co.	38,258,250
1,280,000	Westar Energy, Inc.	22,438,400
		201,233,550
	Electrical Equipment – 3.29%
1,309,000	Acuity Brands, Inc.	29,504,860
1,010,000	AZZ, Inc. (a) (b) (e)	26,653,900
845,000	General Cable Corp. (a)	16,747,900
1,265,000	Regal Beloit Corp.	38,759,600
		111,666,260
	Energy Equipment & Services – 4.08%
1,555,000	Allis-Chalmers Energy, Inc. (a)	3,001,150
1,220,000	Basic Energy Services, Inc. (a)	7,893,400
1,100,000	Dresser-Rand Group, Inc. (a)	24,310,000
3,185,000	Key Energy Services, Inc. (a)	9,172,800
700,000	Lufkin Industries, Inc.	26,516,000
1,770,000	Natural Gas Services Group, Inc. (a) (e)	15,930,000
3,330,000	Pioneer Drilling Co. (a) (e)	10,922,400
1,920,000	Superior Well Services, Inc. (a) (e)	9,849,600
1,827,500	Tesco Corp. (a)	14,291,050
1,715,000	Willbros Group, Inc. (a)	16,635,500
		138,521,900
	Food & Staples Retailing – 0.82%
1,940,000	Supervalu, Inc.	27,703,200

Shares		Value
	Food Products – 6.34%
1,575,000	Flowers Foods, Inc.	$36,981,000
570,000	The J. M. Smucker Co.	21,243,900
1,500,000	Lance, Inc.	31,230,000
755,000	Ralcorp Holdings, Inc. (a)	40,679,400
1,635,725	Tootsie Roll Industries, Inc. (b)	35,527,947
1,725,000	TreeHouse Foods, Inc. (a) (e)	49,662,750
		215,324,997
	Gas Utilities – 1.23%
1,195,000	South Jersey Industries, Inc.	41,825,000
	Health Care Equipment & Supplies – 0.74%
2,545,000	Hill-Rom Holdings, Inc. (b)	25,170,050
	Health Care Providers & Services – 2.82%
1,645,000	AmerisourceBergen Corp.	53,725,700
430,000	Emeritus Corp. (a)	2,820,800
20,000	Patterson Cos, Inc. (a)	377,200
2,330,000	Pharmerica Corp. (a) (e)	38,771,200
		95,694,900
	Health Care Technology – 1.03%
2,815,000	IMS Health, Inc.	35,103,050
	Hotels, Restaurants & Leisure – 3.57%
2,630,000	CKE Restaurants, Inc.	22,092,000
5,710,000	Denny's Corp. (a) (e)	9,535,700
920,000	DineEquity, Inc. (b) (e)	10,911,200
1,680,000	Gaylord Entertainment Co. (a) (b)	13,994,400
2,145,000	Marcus Corp. (e)	18,232,500
1,420,000	Orient-Express Hotels Ltd.	5,822,000
1,365,700	Red Lion Hotels Corp. (a) (e)	4,001,501
1,355,000	Vail Resorts, Inc. (a)	27,682,650
1,790,000	Wendys Arbys Group, Inc.	9,003,700
		121,275,651
	Industrial Conglomerates – 0.82%
1,217,500	Walter Industries, Inc.	27,844,225

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Insurance – 5.05%
1,060,000	Covanta Holding Corp. (a)	$13,875,400
1,482,500	Hanover Insurance Group, Inc.	42,725,650
2,110,000	HCC Insurance Holdings, Inc.	53,150,900
1,890,000	Meadowbrook Insurance Group, Inc.	11,529,000
130,000	PartnerRe Ltd.	8,069,100
755,000	Reinsurance Group of America, Inc.	24,454,450
780,000	WR Berkley Corp.	17,589,000
		171,393,500
	IT Services – 1.21%
480,000	Broadridge Financial Solutions, Inc.	8,932,800
205,000	Metavante Technologies, Inc. (a)	4,091,800
1,550,000	Wright Express Corp. (a)	28,241,000
		41,265,600
	Machinery – 16.55%
1,819,000	Actuant Corp. - Class A	18,790,270
1,885,000	Altra Holdings, Inc. (a) (e)	7,313,800
1,107,038	American Railcar Industries, Inc. (b) (e)	8,446,700
1,005,000	Ampco-Pittsburgh Corp. (e)	13,326,300
1,245,000	Bucyrus International, Inc. - Class A	18,899,100
1,120,000	CIRCOR International, Inc. (e)	25,222,400
2,450,000	Colfax Corp. (a) (e)	16,831,500
1,175,000	EnPro Industries, Inc. (a) (e)	20,092,500
2,870,000	Federal Signal Corp. (e)	15,124,900
500,000	Flowserve Corp.	28,060,000
1,420,000	Gardner Denver, Inc. (a)	30,870,800
1,763,800	Graco, Inc.	30,108,066
1,960,000	Greenbrier Companies, Inc. (b) (e)	7,173,600
935,000	John Bean Technologies Corp.	9,780,100
700,000	Joy Global, Inc.	14,910,000
1,330,000	Kaydon Corp.	36,348,900

Shares		Value
	Machinery (continued)
1,042,500	L.B. Foster Co. (a) (e)	$25,885,275
700,000	Lindsay Manufacturing Co. (b) (e)	18,900,000
3,430,000	Mueller Water Products, Inc. - Class A	11,319,000
1,372,500	RBC Bearings, Inc. (a) (e)	20,971,800
1,820,000	Robbins & Myers, Inc. (e)	27,609,400
970,000	Sun Hydraulics Corp. (e)	14,171,700
1,525,000	Tennant Co. (e)	14,289,250
855,000	Terex Corp. (a)	7,908,750
2,005,000	Titan International, Inc. (e)	10,085,150
1,385,000	Trinity Industries, Inc. (b)	12,658,900
540,000	Valmont Industries, Inc.	27,113,400
1,575,000	Watts Water Technologies, Inc. - Class A (e)	30,807,000
1,490,000	Westinghouse Air Brake Technologies Corp.	39,306,200
		562,324,761
	Media – 0.09%
1,226,842	Carmike Cinemas, Inc. (e)	3,177,521
	Metals & Mining – 3.85%
1,835,000	A.M. Castle & Co. (e)	16,368,200
1,885,000	AMCOL International Corp. (b) (e)	27,973,400
1,202,500	Brush Engineered Materials, Inc. (a) (e)	16,678,675
520,000	Compass Minerals International, Inc.	29,312,400
750,000	Haynes International, Inc. (a) (e)	13,365,000
860,000	Kaiser Aluminum Corp.	19,883,200
735,000	Universal Stainless & Alloy Products, Inc. (a) (e)	7,107,450
		130,688,325
	Multiline Retail – 0.11%
2,080,000	Saks, Inc. (a) (b)	3,889,600
	Multi-Utilities – 0.79%
176,000	Florida Public Utilities Co.	1,719,520
1,190,000	Vectren Corp.	25,097,100
		26,816,620

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Oil, Gas & Consumable Fuels – 7.46%
1,030,000	Carrizo Oil & Gas, Inc. (a)	$9,146,400
1,175,000	Comstock Resources, Inc. (a)	35,015,000
635,000	Contango Oil & Gas Company (a)	24,892,000
40,000	Continental Resources, Inc. (a)	848,400
1,125,000	Encore Acquisition Co. (a)	26,178,750
2,640,000	EXCO Resources, Inc. (a)	26,400,000
1,775,000	Goodrich Petroleum Corp. (a) (b)	34,364,000
1,305,000	Penn Virginia Corp.	14,328,900
2,275,000	Petrohawk Energy Corp. (a)	43,748,250
937,500	Range Resources Corp.	38,587,500
		253,509,200
	Paper & Forest Products – 0.90%
434,000	Deltic Timber Corp.	17,103,940
1,285,000	Neenah Paper, Inc. (e)	4,664,550
1,690,000	Wausau Paper Corp.	8,889,400
		30,657,890
	Pharmaceuticals – 0.29%
395,000	Perrigo Co.	9,807,850
	Real Estate – 0.27%
1,205,000	Forestar Real Estate Group, Inc. (a)	9,218,250
	Road & Rail – 2.16%
507,000	Amerco, Inc. (a)	16,999,710
1,825,000	Genesee & Wyoming, Inc. (a) (e)	38,781,250
1,202,500	Kansas City Southern (a)	15,283,775
204,000	Providence & Worcester Railroad Co.	2,193,000
		73,257,735
	Specialty Retail – 1.88%
2,545,000	Maidenform Brands, Inc. (a) (e)	23,312,200
3,580,000	Sally Beauty Holdings, Inc. (a)	20,334,400

Shares		Value
	Specialty Retail (continued)
2,007,500	Stage Stores, Inc. (e)	$20,235,600
		63,882,200
	Thrifts & Mortgage Finance – 3.37%
1,175,000	Brookline Bancorp, Inc.	11,162,500
350,000	Citizens First Bancorp, Inc.	381,500
624,625	Danvers Bancorp, Inc.	8,626,071
635,000	First Financial Northwest, Inc. (b)	5,295,900
1,750,683	First Niagara Financial Group, Inc.	19,082,445
1,146,500	Home Federal Bancorp, Inc. (e)	10,008,945
2,465,000	NewAlliance Bancshares, Inc.	28,939,100
1,395,000	Provident Financial Services, Inc.	15,079,950
1,810,000	Westfield Financial, Inc. (e)	15,928,000
		114,504,411
	Water Utilities – 0.06%
100,000	Aqua America, Inc.	2,000,000
	Total Common Stocks (Cost $5,671,581,986)	$3,390,302,358

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Principal Amount		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – 1.27%
$38,000,000	ING Financial Repurchase Agreement, (Dated 3/31/2009), 0.26%, due 04/01/2009, (Repurchased proceeds $38,186,467); [Collateralized by $38,760,473, in various federal agency bonds with interest ranges of 5.00% to 8.00% and maturity date ranges of 10/01/2013 to 01/01/2039 (Market Value $38,574,007)]	$38,000,000
2,713,301	Goldman Sachs Financial Square Money Market Fund	2,713,301
2,304,550	DWS Money Market Series Fund	2,304,550
	Total Investments Purchased with Cash Proceeds From Securities Lending (Cost $43,017,851)	$43,017,851

Shares		Value
	SHORT TERM INVESTMENTS – 0.19%
6,597,261	Fidelity Institutional Government Portfolio Fund	$6,597,261
	Total Short Term Investments (Cost $6,597,261)	$6,597,261
	Total Investments – 101.26% (Cost $5,721,197,098)	$3,439,917,470
	Liabilities in Excess of Other Assets – (1.26)%	(42,894,394)
	TOTAL NET ASSETS – 100.00%	$3,397,023,076

Percentages are stated as a percent of net assets.

(a)  Non-Income Producing.

(b)  All or a portion of the security is out on loan. See Note 2 of the Notes to Financial Statements.

(c)  Security was acquired as a private placement pursuant to Rule 144A under the Securities Act of 1933. The market value of this security totals $1,091, which represents 0.00% of total net assets.

(d)  A market quotation for this investment was not readily available at March 31, 2009. As discussed in Note 2 of the Notes to Financial Statements, a price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Adviser's pricing committee under the supervision of the Board. At March 31, 2009, the value of this security totaled $1,091 or 0.00% of the Fund's net assets.

(e)  Affliated issuer. See Note 10 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

Shares		Value
	COMMON STOCKS – 97.09%
	Aerospace & Defense – 1.10%
12,500	KBR, Inc.	$172,625
	Beverages – 2.32%
21,500	Dr. Pepper Snapple Group, Inc. (a)	363,565
	Capital Markets – 6.30%
25,000	Epoch Holding Corp.	171,750
24,000	Janus Capital Group, Inc.	159,600
8,000	Lazard Ltd.	235,200
45,000	Pzena Investment Management, Inc.	85,950
30,000	Sanders Morris Harris Group, Inc.	117,000
5,000	Stifel Financial Corp. (a)	216,550
		986,050
	Chemicals – 4.91%
22,000	Ashland, Inc.	227,260
4,500	FMC Corp.	194,130
8,500	Koppers Holdings, Inc.	123,420
46,000	Solutia, Inc. (a)	86,020
13,500	Zep, Inc.	138,105
		768,935
	Commercial Services & Supplies – 6.99%
7,000	The Brink's Co.	185,220
10,500	Brink's Home Security Holdings, Inc. (a)	237,300
12,500	Duff & Phelps Corp. - Class A (a)	196,875
26,000	PHH Corp. (a)	365,300
26,000	United Rentals, Inc. (a)	109,460
		1,094,155
	Computers & Peripherals – 1.24%
12,000	Teradata Corp. (a)	194,640
	Construction & Engineering – 10.28%
8,000	AECOM Technology Corp. (a)	208,640
22,000	Chicago Bridge & Iron Co.	137,940
8,500	Foster Wheeler AG (a)	148,495
5,000	Granite Construction, Inc.	187,400

Shares		Value
	Construction & Engineering (continued)
38,000	Great Lakes Dredge & Dock Corp.	$114,380
15,000	McDermott International, Inc. (a)	200,850
16,000	Orion Marine Group, Inc. (a)	209,600
8,500	Quanta Services, Inc. (a)	182,325
8,000	The Shaw Group, Inc. (a)	219,280
		1,608,910
	Construction Materials – 1.89%
2,000	Martin Marietta Materials, Inc.	158,600
5,500	Texas Industries, Inc.	137,500
		296,100
	Consumer Finance – 0.89%
22,000	Discover Financial Services	138,820
	Containers & Packaging – 1.19%
6,000	AptarGroup, Inc.	186,840
	Diversified Financial Services – 0.86%
9,000	Leucadia National Corp. (a)	134,010
	Electric Utilities – 3.25%
4,500	ITC Holdings Corp.	196,290
7,000	Otter Tail Corp.	154,350
9,000	Portland General Electric Co.	158,310
		508,950
	Electrical Equipment – 4.08%
6,000	Acuity Brands, Inc.	135,240
6,500	AMETEK, Inc.	203,255
55,000	Magnetek, Inc. (a)	99,000
8,000	Thomas & Betts Corp. (a)	200,160
		637,655
	Energy Equipment & Services – 3.87%
11,500	Halliburton Co.	177,905
25,000	Tesco Corp. (a)	195,500
24,000	Willbros Group, Inc. (a)	232,800
		606,205

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Food & Staples Retailing – 1.41%
8,000	CVS Caremark Corp.	$219,920
	Health Care Equipment & Supplies – 1.38%
6,500	Covidien Ltd.	216,060
	Health Care Providers & Services – 2.53%
6,000	AmerisourceBergen Corp.	195,960
5,000	Henry Schein, Inc. (a)	199,950
		395,910
	Health Care Technology – 1.12%
14,000	IMS Health, Inc.	174,580
	Hotels, Restaurants & Leisure – 4.12%
20,000	DineEquity, Inc.	237,200
18,000	Gaylord Entertainment Co. (a)	149,940
28,000	Orient-Express Hotels Ltd.	114,800
7,000	Vail Resorts, Inc. (a)	143,010
		644,950
	Household Durables – 0.72%
4,500	Snap-On, Inc.	112,950
	Industrial Conglomerates – 1.90%
13,000	Walter Industries, Inc.	297,310
	Insurance – 4.79%
11,500	Arthur J. Gallagher & Co.	195,500
9,000	Covanta Holding Corp. (a)	117,810
12,000	Fidelity National Financial, Inc.	234,120
8,000	HCC Insurance Holdings, Inc.	201,520
		748,950
	IT Services – 3.13%
14,500	Broadridge Financial Solutions, Inc.	269,845
11,000	Metavante Technologies, Inc. (a)	219,560
		489,405
	Machinery – 14.84%
12,000	Bucyrus International, Inc. - Class A	182,160

Shares		Value
	Machinery (continued)
20,000	Colfax Corp. (a)	$137,400
6,000	Dover Corp.	158,280
9,000	EnPro Industries, Inc. (a)	153,900
3,500	Flowserve Corp.	196,420
7,000	Harsco Corp.	155,190
21,000	John Bean Technologies Corp.	219,660
7,500	Joy Global, Inc.	159,750
6,000	L.B. Foster Co. (a)	148,980
20,000	Mueller Water Products, Inc. - Class A	66,000
25,000	Oshkosh Truck Corp.	168,500
25,000	Portec Rail Products, Inc.	158,750
12,000	Tennant Co.	112,440
8,000	Terex Corp. (a)	74,000
13,000	Titan Machy, Inc. (a)	116,870
12,500	Trinity Industries, Inc.	114,250
		2,322,550
	Metals & Mining – 1.26%
8,500	Kaiser Aluminum Corp.	196,520
	Multiline Retail – 0.48%
40,000	Saks, Inc. (a)	74,800
	Oil, Gas & Consumable Fuels – 4.99%
7,000	Consol Energy, Inc.	176,680
23,000	EXCO Resources, Inc. (a)	230,000
13,000	Penn Virginia Corp.	142,740
12,000	Petrohawk Energy Corp. (a)	230,760
		780,180
	Paper & Forest Products – 1.23%
24,000	Clearwater Paper Corp. (a)	192,720
	Real Estate – 1.47%
30,000	Forestar Real Estate Group, Inc. (a)	229,500
	Road & Rail – 1.75%
7,500	Genesee & Wyoming, Inc. (a)	159,375
9,000	Kansas City Southern (a)	114,390
		273,765

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Thrifts & Mortgage Finance – 0.80%
11,500	First Niagara Financial Group, Inc.	$125,350
	Total Common Stocks (Cost $22,025,645)	$15,192,880
	EXCHANGE-TRADED FUNDS – 1.23%
	Banks – 1.23%
10,000	SPDR KBW Regional Banking	$192,200
	Total Exchange-Traded Funds (Cost $196,289)	$192,200
	SHORT TERM INVESTMENTS – 3.61%
564,874	Fidelity Institutional Government Portfolio	$564,874
	Total Short Term Investments (Cost $564,874)	$564,874
	Total Investments – 101.93% (Cost $22,786,808)	$15,949,954
	Liabilities in Excess of Other Assets – (1.93)%	(301,795)
	TOTAL NET ASSETS – 100.00%	$15,648,159

Percentages are stated as a percent of net assets.

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

Shares		Value
	COMMON STOCKS – 100.01%
	Aerospace & Defense – 1.10%
44,000	KBR, Inc.	$607,640
	Beverages – 2.76%
90,000	Dr. Pepper Snapple Group, Inc. (a)	1,521,900
	Capital Markets – 7.61%
48,000	Ameriprise Financial, Inc.	983,520
124,000	Invesco Ltd.	1,718,640
51,000	Lazard Ltd.	1,499,400
		4,201,560
	Chemicals – 2.34%
30,000	FMC Corp.	1,294,200
	Construction & Engineering – 7.17%
46,300	AECOM Technology Corp. (a)	1,207,504
37,000	Foster Wheeler AG (a)	646,390
65,000	Quanta Services, Inc. (a)	1,394,250
26,000	The Shaw Group, Inc. (a)	712,660
		3,960,804
	Construction Materials – 2.37%
16,500	Martin Marietta Materials, Inc.	1,308,450
	Containers & Packaging – 1.40%
24,900	AptarGroup, Inc.	775,386
	Diversified Financial Services – 5.62%
90,000	Leucadia National Corp. (a)	1,340,100
73,500	NYSE Euronext, Inc.	1,315,650
55,000	Principal Financial Group, Inc.	449,900
		3,105,650
	Diversified Telecommunication Services – 1.11%
85,000	Frontier Communications Corp.	610,300
	Electric Utilities – 2.43%
58,000	Allegheny Energy, Inc.	1,343,860
	Electrical Equipment – 1.53%
27,000	AMETEK, Inc.	844,290

Shares		Value
	Energy Equipment & Services – 2.73%
48,000	FMC Technologies, Inc. (a)	$1,505,760
	Food & Staples Retailing – 2.20%
85,000	Supervalu, Inc.	1,213,800
	Food Products – 2.15%
22,000	Ralcorp Holdings, Inc. (a)	1,185,360
	Gas Utilities – 2.18%
41,000	Questar Corp.	1,206,630
	Health Care Equipment & Supplies – 1.07%
22,000	Dentsply International, Inc.	590,700
	Health Care Providers & Services – 3.07%
52,000	AmerisourceBergen Corp.	1,698,320
	Household Durables – 0.82%
18,000	Snap-On, Inc.	451,800
	Independent Power Producers & Energy Traders – 2.77%
131,000	Calpine Corp. (a)	892,110
56,000	Mirant Corp. (a)	638,400
		1,530,510
	Insurance – 11.09%
79,500	Covanta Holding Corp. (a)	1,040,655
76,000	Fidelity National Financial, Inc.	1,482,760
30,000	HCC Insurance Holdings, Inc.	755,700
23,000	PartnerRe Ltd.	1,427,610
63,000	WR Berkley Corp.	1,420,650
		6,127,375
	IT Services – 7.57%
78,000	Fidelity National Information Services, Inc.	1,419,600
45,000	Lender Processing Services, Inc.	1,377,450
110,000	Western Union Co.	1,382,700
		4,179,750
	Machinery – 9.62%
47,000	Dover Corp.	1,239,860
30,000	Harsco Corp.	665,100

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Machinery (continued)
25,200	IDEX Corp.	$551,124
60,000	Ingersoll-Rand Company Ltd.	828,000
34,000	ITT Corp.	1,307,980
34,000	Joy Global, Inc.	724,200
		5,316,264
	Media – 2.48%
60,000	The McGraw-Hill Companies, Inc.	1,372,200
	Metals & Mining – 2.04%
45,000	Peabody Energy Corp.	1,126,800
	Oil, Gas & Consumable Fuels – 8.53%
43,000	Consol Energy, Inc.	1,085,320
55,000	Petrohawk Energy Corp. (a)	1,057,650
35,000	Range Resources Corp.	1,440,600
38,000	Southwestern Energy Co. (a)	1,128,220
		4,711,790
	Road & Rail – 2.21%
27,000	Canadian Pacific Railway Ltd.	800,010
33,000	Kansas City Southern (a)	419,430
		1,219,440
	Specialty Retail – 1.12%
15,000	Advance Auto Parts, Inc.	616,200
	Thrifts & Mortgage Finance – 2.92%
138,000	Hudson City Bancorp, Inc.	1,613,220
	Total Common Stocks (Cost $65,332,846)	$55,239,959

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
23	Fidelity Institutional Government Portfolio	$23
	Total Short Term Investments (Cost $23)	$23
	Total Investments – 100.01% (Cost $65,332,869)	$55,239,982
	Liabilities in Excess of Other Assets – (0.01)%	(3,198)
	TOTAL NET ASSETS – 100.00%	$55,236,784

Percentages are stated as a percent of net assets.

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

Shares		Value
	COMMON STOCKS – 98.64%
	Aerospace & Defense – 1.39%
53,000	KBR, Inc.	$731,930
	Beverages – 1.68%
52,000	Dr. Pepper Snapple Group, Inc. (a)	879,320
	Capital Markets – 5.10%
95,663	Epoch Holding Corp.	657,205
45,000	Invesco Ltd.	623,700
95,000	Pzena Investment Management, Inc.	181,450
28,000	Stifel Financial Corp. (a)	1,212,680
		2,675,035
	Chemicals – 4.68%
53,000	Ashland, Inc.	547,490
18,000	FMC Corp.	776,520
28,500	Koppers Holdings, Inc.	413,820
70,000	Zep, Inc.	716,100
		2,453,930
	Commercial Services & Supplies – 5.63%
26,000	The Brink's Co.	687,960
35,000	Brink's Home Security Holdings, Inc. (a)	791,000
58,000	Duff & Phelps Corp. - Class A (a)	913,500
94,000	Hill International, Inc. (a)	285,760
65,000	United Rentals, Inc. (a)	273,650
		2,951,870
	Computers & Peripherals – 1.48%
48,000	Teradata Corp. (a)	778,560
	Construction & Engineering – 12.76%
63,000	ABB Ltd. - ADR	878,220
34,000	AECOM Technology Corp. (a)	886,720
63,000	Chicago Bridge & Iron Co.	395,010
32,000	Foster Wheeler AG (a)	559,040
138,000	Furmanite Corporation (a)	429,180
140,000	Great Lakes Dredge & Dock Corp.	421,400

Shares		Value
	Construction & Engineering (continued)
50,000	Integrated Electrical Services, Inc. (a)	$456,000
58,000	McDermott International, Inc. (a)	776,620
70,000	Orion Marine Group, Inc. (a)	917,000
13,600	Quanta Services, Inc. (a)	291,720
25,000	The Shaw Group, Inc. (a)	685,250
		6,696,160
	Construction Materials – 2.61%
10,000	Martin Marietta Materials, Inc.	793,000
23,000	Texas Industries, Inc.	575,000
		1,368,000
	Consumer Finance – 0.99%
82,000	Discover Financial Services	517,420
	Containers & Packaging – 1.55%
26,200	AptarGroup, Inc.	815,868
	Diversified Telecommunication Services – 1.26%
92,000	Frontier Communications Corp.	660,560
	Electric Utilities – 1.32%
26,000	ALLETE, Inc.	693,940
	Electrical Equipment – 3.41%
25,000	Acuity Brands, Inc.	563,500
230,000	Magnetek, Inc. (a)	414,000
26,500	Regal Beloit Corp.	811,960
		1,789,460
	Energy Equipment & Services – 2.86%
35,000	Halliburton Co.	541,450
58,000	Tesco Corp. (a)	453,560
52,000	Willbros Group, Inc. (a)	504,400
		1,499,410
	Food & Staples Retailing – 1.96%
30,000	CVS Caremark Corp.	824,700

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Food & Staples Retailing (continued)
14,400	Supervalu, Inc.	$205,632
		1,030,332
	Food Products – 1.92%
21,000	The J. M. Smucker Co.	782,670
4,200	Ralcorp Holdings, Inc. (a)	226,296
		1,008,966
	Health Care Equipment & Supplies – 1.55%
24,500	Covidien Ltd.	814,380
	Health Care Providers & Services – 3.07%
30,000	AmerisourceBergen Corp.	979,800
18,000	McKesson Corp.	630,720
		1,610,520
	Health Care Technology – 0.87%
36,500	IMS Health, Inc.	455,155
	Hotels, Restaurants & Leisure – 3.09%
90,000	DineEquity, Inc.	1,067,400
57,000	Orient-Express Hotels Ltd.	233,700
76,000	Wyndham Worldwide Corp.	319,200
		1,620,300
	Household Durables – 1.12%
23,500	Snap-On, Inc.	589,850
	Industrial Conglomerates – 2.21%
26,500	Tyco International Ltd	518,340
28,000	Walter Industries, Inc.	640,360
		1,158,700
	Insurance – 1.33%
14,600	Covanta Holding Corp. (a)	191,114
3,900	PartnerRe Ltd.	242,073
11,700	WR Berkley Corp.	263,835
		697,022
	IT Services – 3.30%
58,000	Broadridge Financial Solutions, Inc.	1,079,380

Shares		Value
	IT Services (continued)
52,000	Western Union Co.	$653,640
		1,733,020
	Machinery – 10.95%
80,000	Altra Holdings, Inc. (a)	310,400
34,000	American Railcar Industries, Inc.	259,420
80,000	Colfax Corp. (a)	549,600
25,500	Dover Corp.	672,690
5,300	Flowserve Corp.	297,436
26,500	Harsco Corp.	587,505
18,000	ITT Corp.	692,460
25,000	Joy Global, Inc.	532,500
27,500	L.B. Foster Co. (a)	682,825
103,000	Mueller Water Products, Inc. - Class A	339,900
94,000	Portec Rail Products, Inc.	596,900
50,000	Tecumseh Products Co. (a)	226,000
		5,747,636
	Metals & Mining – 4.19%
40,000	AMCOL International Corp.	593,600
24,000	Haynes International, Inc. (a)	427,680
25,000	Kaiser Aluminum Corp.	578,000
24,000	Peabody Energy Corp.	600,960
		2,200,240
	Multiline Retail – 1.66%
120,000	Dillard's, Inc.	684,000
100,000	Saks, Inc. (a)	187,000
		871,000
	Oil, Gas & Consumable Fuels – 7.81%
22,000	Comstock Resources, Inc. (a)	655,600
6,000	Continental Resources, Inc. (a)	127,260
80,000	EXCO Resources, Inc. (a)	800,000
24,000	Goodrich Petroleum Corp. (a)	464,640
50,000	Petrohawk Energy Corp. (a)	961,500
7,700	Range Resources Corp.	316,932
26,000	Southwestern Energy Co. (a)	771,940
		4,097,872
	Real Estate – 1.39%
95,000	Forestar Real Estate Group, Inc. (a)	726,750

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Shares		Value
	Road & Rail – 2.71%
34,000	Genesee & Wyoming, Inc. (a)	$722,500
17,000	Union Pacific Corp.	698,870
		1,421,370
	Specialty Retail – 1.44%
133,000	Sally Beauty Holdings, Inc. (a)	755,440
	Thrifts & Mortgage Finance – 1.35%
65,000	First Niagara Financial Group, Inc.	708,500
	Total Common Stocks (Cost $87,258,874)	$51,758,516
	SHORT TERM INVESTMENTS – 0.22%
114,572	Fidelity Institutional Government Portfolio	$114,572
	Total Short Term Investments (Cost $114,572)	$114,572
	Total Investments – 98.86% (Cost $87,373,446)	$51,873,088
	Other Assets in Excess of Liabilities – 1.14%	598,816
	TOTAL NET ASSETS – 100.00%	$52,471,904

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Small Cap Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund
ASSETS:
Investments, at value (1)
Unaffiliated issuers	$2,608,302,453	$15,949,954	$55,239,982	$51,873,088
Affiliated issuers	831,615,017	—	—	—
Cash	20,520	—	—	—
Receivable for investments sold	8,470,070	—	1,331,836	—
Receivable for securities lending collateral sold (3)	10,589,131	—	—	—
Receivable for shares issued	15,563,485	126,478	157,089	908,495
Dividends and interest receivable	4,269,558	14,847	27,707	50,767
Prepaid expenses and other assets	207,423	22,147	28,894	29,858
Total Assets	3,479,037,657	16,113,426	56,785,508	52,862,208
LIABILITIES:
Payable for investments purchased	13,622,996	398,648	1,217,140	135,184
Payable for shares redeemed	9,028,967	44,811	117,258	178,494
Payable upon return of securities on loan	54,674,779	—	—	—
Payable on line of credit	—	—	114,000	—
Payable to Adviser	2,537,290	4,820	33,814	29,135
Accrued 12b-1 fees - Class A	448,717	1,090	8,508	4,615
Other accrued expenses	1,701,832	15,898	58,004	42,876
Total Liabilities	82,014,581	465,267	1,548,724	390,304
NET ASSETS	$3,397,023,076	$15,648,159	$55,236,784	$52,471,904
NET ASSETS CONSIST OF:
Capital stock	$6,580,764,451	$28,525,507	$128,121,848	$118,337,552
Accumulated undistributed net investment income	9,646,390	23,530	136,254	82,706
Accumulated undistributed net realized loss on investments	(912,108,137)	(6,064,024)	(62,928,431)	(30,447,996)
Net unrealized depreciation on investments	(2,281,279,628)	(6,836,854)	(10,092,887)	(35,500,358)
NET ASSETS	$3,397,023,076	$15,648,159	$55,236,784	$52,471,904
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	247,276,587	2,196,801	8,588,172	7,198,276
NET ASSETS	$3,246,713,028	$10,644,714	$50,320,190	$41,194,738
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$13.13	$4.85	$5.86	$5.72
MAXIMUM OFFERING PRICE PER SHARE (2)	$13.75	$5.08	$6.14	$5.99
Class I Shares
Authorized	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	11,410,309	1,028,871	835,868	1,964,340
NET ASSETS	$150,310,048	$5,003,445	$4,916,594	$11,277,166
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$13.17	$4.86	$5.88	$5.74
(1) Cost of Investments
Unaffiliated issuers	$3,887,875,450	$22,786,808	$65,332,869	$87,373,446
Affiliated issuers	1,833,321,648	—	—	—

(2)  Includes a sales load of 4.50% (see Note 7).

(3)  On September 16, 2008, the Fund executed a request to redeem its securities lending cash collateral invested in the Reserve Primary Fund. The Reserve Primary Fund had not honored this request in full and is subject to a variety of private lawsuits, as well as SEC investigation and oversight. Although the Fund has received nearly ninety percent (90%) of its original receivable, it is possible that the Fund may not receive back all of the remaining securities lending cash collateral in the Reserve Primary Fund (see note 2f).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended

March 31, 2009 (Unaudited)

	Small Cap Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$25,660,648	$124,050	$598,147	$475,683
Affiliated issuers	10,728,106	—	—	—
Less: Foreign withholding tax	(7,230)	(84)	(1,236)	(360)
Interest income	87,787	1,963	1,154	1,594
Securities Lending Income, net	790,537	334	1,143	1,512
Other Income	13,849	—	—	175
Total Investment Income	37,273,747	126,263	599,208	478,604
EXPENSES:
Investment advisory fees	18,677,392	78,316	335,430	310,200
12b-1 fees - Class A	4,830,908	15,424	77,646	61,135
Shareholder servicing fees	999,039	3,916	16,771	15,510
Transfer agent fees and expenses	2,532,349	8,117	44,426	39,294
Federal and state registration fees	144,556	15,035	27,726	26,788
Audit expense	30,141	11,284	11,363	11,363
Fund accounting and administration fees	469,045	3,422	10,078	10,088
Directors' fees	226,009	582	3,956	3,616
Custody fees	151,819	2,828	4,990	4,686
Reports to shareholders	206,912	467	6,002	4,465
Other	381,985	2,413	9,445	9,976
Total expenses before reimbursement	28,650,155	141,804	547,833	497,121
Reimbursement of expenses by Advisor	—	(36,021)	(84,879)	(77,653)
NET EXPENSES	28,650,155	105,783	462,954	419,468
NET INVESTMENT INCOME	8,623,592	20,480	136,254	59,136
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments from sales of
Unaffiliated issuers	(632,490,306)	(5,458,152)	(52,293,813)	(22,551,302)
Affiliated issuers	(269,183,313)	—	—	—
Change in net unrealized depreciation on investments	(2,089,062,511)	(4,161,488)	3,437,771	(24,047,406)
Net Loss on Investments	(2,990,736,130)	(9,619,640)	(48,856,042)	(46,598,708)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,982,112,538)	$(9,599,160)	$(48,719,788)	$(46,539,572)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund		Small-Mid Cap Value Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
OPERATIONS:
Net investment income/(loss)	$8,623,592	$(21,209,064)	$20,480	$(22,932)
Net realized gain/(loss) on investments	(901,673,619)	5,381,171	(5,458,152)	(603,331)
Change in net unrealized appreciation on investments	(2,089,062,511)	(1,096,333,452)	(4,161,488)	(3,088,941)
Net increase from payments by affiliates	—	3,429,299	—	—
Net decrease in net assets resulting from operations	(2,982,112,538)	(1,108,732,046)	(9,599,160)	(3,715,204)
DISTRIBUTIONS:
Net investment income - Class A	—	—	—	(5,743)
Net investment income - Class I	—	—	—	(3,879)
Net realized gains - Class A	—	(138,843,405)	—	—
Tax return of capital - Class A	—	(8,530)	—	—
Total Distributions	—	(138,851,935)	—	(9,622)
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	1,134,091,200	3,696,878,347	11,451,323	16,125,248
Proceeds from distributions reinvested	—	127,617,365	—	5,393
Cost of shares redeemed	(1,250,871,943)	(1,983,365,444)	(7,119,994)	(2,863,633)
Net increase/(decrease) from capital stock transactions	(116,780,743)	1,841,130,268	4,331,329	13,267,008
Class I Shares
Proceeds from shares issued	123,003,210	304,946,831	3,096,901	4,374,544
Proceeds from distributions reinvested	—	—	—	3,879
Cost of shares redeemed	(97,064,355)	(20,300,545)	(44,274)	(837,658)
Net increase from capital stock transactions	25,938,855	284,646,286	3,052,627	3,540,765
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(3,072,954,426)	878,192,573	(2,215,204)	13,082,947
NET ASSETS:
Beginning of period	6,469,977,502	5,591,784,929	17,863,363	4,780,416
End of period	$3,397,023,076	$6,469,977,502	$15,648,159	$17,863,363
Accumulated undistributed net investment income/(loss)	$9,646,390	$1,022,798	$23,530	$3,050
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	72,976,951	133,179,417	2,029,459	1,509,790
Issued to shareholder in reinvestment of dividends	—	4,644,111	—	491
Shares redeemed	(83,752,794)	(72,918,376)	(1,405,728)	(274,136)
Net increase decrease from capital stock transactions	(10,775,843)	64,905,152	623,731	1,236,145
Class I Shares
Shares Sold	8,191,197	10,857,143	618,114	407,358
Issued to shareholder in reinvestment of dividends	—	—	—	353
Shares redeemed	(6,879,230)	(758,801)	(8,687)	(88,267)
Net increase decrease from capital stock transactions	1,311,967	10,098,342	609,427	319,444

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund		All Cap Value Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
OPERATIONS:
Net investment income/(loss)	$136,254	$(236,494)	$59,136	$(100,782)
Net realized gain/(loss) on investments	(52,293,813)	(8,343,411)	(22,551,302)	(6,726,378)
Change in net unrealized appreciation on investments	3,437,771	(35,134,206)	(24,047,406)	(20,694,565)
Net increase from payments by affiliates	—	—	—	—
Net decrease in net assets resulting from operations	(48,719,788)	(43,714,111)	(46,539,572)	(27,521,725)
DISTRIBUTIONS:
Net investment income - Class A	—	—	—	—
Net investment income - Class I	—	—	—	—
Net realized gains - Class A	—	—	—	—
Tax return of capital - Class A	—	—	—	—
Total Distributions	—	—	—	—
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	15,784,350	91,216,775	15,882,084	62,229,125
Proceeds from distributions reinvested	—	—	—	—
Cost of shares redeemed	(28,629,077)	(48,919,760)	(22,913,431)	(29,373,221)
Net increase/(decrease) from capital stock transactions	(12,844,727)	42,297,015	(7,031,347)	32,855,904
Class I Shares
Proceeds from shares issued	3,261,580	8,374,604	10,475,971	24,809,033
Proceeds from distributions reinvested	—	—	—	—
Cost of shares redeemed	(1,666,612)	(323,143)	(7,667,467)	(3,898,836)
Net increase from capital stock transactions	1,594,968	8,051,461	2,808,504	20,910,197
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(59,969,547)	6,634,365	(50,762,415)	26,244,376
NET ASSETS:
Beginning of period	115,206,331	108,571,966	103,234,319	76,989,943
End of period	$55,236,784	$115,206,331	$52,471,904	$103,234,319
Accumulated undistributed net investment income/(loss)	$136,254	$—	$82,706	$23,570
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	2,360,207	6,671,417	2,419,659	4,868,250
Issued to shareholder in reinvestment of dividends	—	—	—	—
Shares redeemed	(4,224,102)	(3,899,050)	(3,566,976)	(2,355,012)
Net increase decrease from capital stock transactions	(1,863,895)	2,772,367	(1,147,317)	2,513,238
Class I Shares
Shares Sold	496,905	626,472	1,582,609	2,016,029
Issued to shareholder in reinvestment of dividends	—	—	—	—
Shares redeemed	(259,123)	(28,386)	(1,318,583)	(315,715)
Net increase decrease from capital stock transactions	237,782	598,086	264,026	1,700,314

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small Cap Value Fund

	Six Months Ended March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007	2006	2005	2004
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$24.13		$28.95	$23.29	$21.73	$16.98	$12.44
Income from investment operations:
Net investment income/(loss)	0.04		(0.08)	(0.13)	(0.07)	(0.06)	(0.06)
Net realized and unrealized gains/(loss) on investments	(11.04)		(4.08)	5.79	2.04	5.41	4.60
Net increase from payments by affiliates	—		0.01	—	—	—	—
Total from investment operations	(11.00)		(4.15)	5.66	1.97	5.35	4.54
Less distributions:
Tax Return of Capital	—		— (2)	—	—	—	—
Net realized gains	—		(0.67)	— (2)	(0.41)	(0.60)	—
Net asset value, end of period	$13.13		$24.13	$28.95	$23.29	$21.73	$16.98
Total return (3)	(45.56	)% (4)	(14.64)%	24.30%	8.25%	32.37%	36.45%
Supplemental data and ratios:
Net assets, end of period (in 000's)	$3,246,713		$6,225,831	$5,591,785	$2,753,840	$850,184	$206,976
Ratio of expenses to average net assets	1.43	% (5)	1.33%	1.33%	1.39%	1.52%	1.64%
Ratio of net investment income/ (loss) to average net assets	0.41	% (5)	(0.35)%	(0.58)%	(0.47)%	(0.50)%	(0.57)%
Portfolio turnover rate	12.71	% (4)	17.27%	29.60%	17.58%	22.93%	29.63%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small Cap Value Fund

	Six Months Ended March 31, 2009 (Unaudited)		Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (6)
Net asset value, beginning of period	$24.18		$27.28
Income from investment operations:
Net investment income	0.06		0.02
Net realized and unrealized loss on investments	(11.07)		(3.13)
Net increase from payments by affiliates	—		0.01
Total from investment operations	(11.01)		(3.10)
Net asset value, end of period	$13.17		$24.18
Total return	(45.51	)% (4)	(11.40	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$150,310		$244,147
Ratio of expenses to average net assets	1.18	% (5)	1.12	% (5)
Ratio of net investment income to average net assets	0.69	% (5)	0.21	% (5)
Portfolio turnover rate	12.71	% (4)	17.27%

(1)  Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split of the Fund's shares, which subsequently were re-named Class A shares. As a result of the split, each share was converted into two shares on that date. Per share data for all six periods is for a share outstanding throughout the period reflecting the impact of the stock split.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  Annualized.

(6)  Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small-Mid Cap Value Fund

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008	Period from August 15, 2007 (Commencement of Operations) to September 30 2007
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$8.96		$10.94	$10.00
Income from investment operations:
Net investment income/(loss)	0.01		— (2)	(0.01)
Net realized and unrealized gains/(loss) on investments	(4.12)		(1.97)	0.95
Total from investment operations	(4.11)		(1.97)	0.94
Less distributions:
Net investment income	—		(0.01)	—
Net asset value, end of period	$4.85		$8.96	$10.94
Total return (3)	(45.87	)% (4)	(18.01)%	9.40	% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$10,645		$14,096	$3,685
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.86	% (6)	1.97%	11.79	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.40	% (6)	1.40%	1.39	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.84	% (6)	1.96%	—
After reimbursement of expenses by Adviser excluding interest	1.39	% (6)	1.39%	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.25	)% (6)	(0.85)%	(10.88	)% (6)
After reimbursement of expenses by Adviser	0.20	% (6)	(0.28)%	(0.49	)% (6)
Portfolio turnover rate	31.88	% (4)	10.57%	0.91	% (4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small-Mid Cap Value Fund

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008	Period from August 15, 2007 (Commencement of Operations) to September 30 2007
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$8.98		$10.95	$10.00
Income from investment operations:
Net investment income	0.01		0.02	—	(2)
Net realized and unrealized gains/(loss) on investments	(4.13)		(1.97)	0.95
Total from investment operations	(4.12)		(1.95)	0.95
Less distributions:
Net investment income	—		(0.02)	—
Net asset value, end of period	$4.86		$8.98	$10.95
Total return	(45.88	)% (4)	(17.84)%	9.50	% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$5,003		$3,767	$1,095
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.64	% (6)	1.75%	10.97	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.16	% (6)	1.15%	1.14	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.62	% (6)	1.75%	—
After reimbursement of expenses by Adviser excluding interest	1.14	% (6)	1.14%	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	0.01	% (6)	(0.56)%	(10.01	)% (6)
After reimbursement of expenses by Adviser	0.49	% (6)	0.05%	(0.18	)% (6)
Portfolio turnover rate	31.88	% (4)	10.57%	0.91	% (4)

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, if any, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Mid Cap Value Fund

	Six Months Ended March 31, 2009		Year Ended September 30,			Period from August 15, 2005 (Commencement of Operations) to September 30,
	(Unaudited)		2008	2007	2006	2005
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$10.42		$14.14	$10.60	$10.43	$10.00
Income from investment operations:
Net investment income/(loss)	0.01		(0.02)	(0.05)	(0.08)	(0.01)
Net realized and unrealized gains/(loss) on investments	(4.57)		(3.70)	3.59	0.25	0.44
Total from investment operations	(4.56)		(3.72)	3.54	0.17	0.43
Net asset value, end of period	$5.86		$10.42	$14.14	$10.60	$10.43
Total return (2)	(43.76)%		(26.31)%	33.40%	1.63%	4.30	% (3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$50,320		$108,954	$108,572	$54,513	$11,469
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (4)	1.65	% (5)	1.46%	1.47%	2.27%	9.87	% (5)
After reimbursement of expenses by Adviser including interest (4)	1.40	% (5)	1.40%	1.46%	1.94%	2.00	% (5)
Before reimbursement of expenses by Adviser excluding interest	1.64%		1.45%	1.46%	—	—
After reimbursement of expenses by Adviser excluding interest	1.39%		1.39%	1.45%	—	—
Ratio of net investment income/ (loss) to average net assets
Before reimbursement of expenses by Adviser	0.13	% (5)	(0.24)%	(0.49)%	(1.42)%	(9.19	)% (5)
After reimbursement of expenses by Adviser	0.38	% (5)	(0.18)%	(0.48)%	(1.10)%	(1.32	)% (5)
Portfolio turnover rate	56.98	% (3)	28.96%	57.71%	63.76%	0.00	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Mid Cap Value Fund

	Six Months Ended March 31, 2009 (Unaudited)		Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.45		$14.20
Income from investment operations:
Net investment income/(loss)	0.02		—	(6)
Net realized and unrealized loss on investments	(4.59)		(3.75)
Total from investment operations	(4.57)		(3.75)
Net asset value, end of period	$5.88		$10.45
Total return	(43.73	)% (3)	(26.41	)% (3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$4,917		$6,252
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (4)	1.40	% (5)	1.25	% (5)
After reimbursement of expenses by Adviser including interest (4)	1.15	% (5)	1.16	% (5)
Before reimbursement of expenses by Adviser excluding interest	1.40%		1.23	% (5)
After reimbursement of expenses by Adviser excluding interest	1.14%		1.14	% (5)
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	0.43	% (5)	(0.14	)% (5)
After reimbursement of expenses by Adviser	0.69	% (5)	(0.06	)% (5)
Portfolio turnover rate	56.98	% (3)	28.96%

(1)  Per share data is for a share outstanding throughout the period.

(2)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(3)  Not annualized.

(4)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(5)  Annualized.

(6)  Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY All Cap Value Fund

	Six Months Ended March 31, 2009		Year Ended September 30,		Period from June 14, 2006 (Commencement of Operations) to September 30
	(Unaudited)		2008	2007	2006
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$10.27		$13.20	$9.93	$10.00
Income from investment operations:
Net investment income/(loss)	0.02		(0.01)	(0.04)	(0.01)
Net realized and unrealized gains/(loss) on investments	(4.57)		(2.92)	3.31	(0.06)
Total from investment operations	(4.55)		(2.93)	3.27	(0.07)
Less distributions:
Tax return of capital	—		—	— (2)	—
Net asset value, end of period	$5.72		$10.27	$13.20	$9.93
Total return (3)	(44.30)%		(22.20)%	32.97%	(0.70	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$41,195		$85,733	$76,990	$14,928
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.65	% (6)	1.46%	1.61%	3.97	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.41	% (6)	1.39%	1.49%	1.72	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.64%		1.46%	1.60%	—
After reimbursement of expenses by Adviser excluding interest	1.39%		1.39%	1.48%	—
Ratio of net investment income/ (loss) to average net assets
Before reimbursement of expenses by Adviser	(0.12	)% (6)	(0.18)%	(0.70)%	(2.82	)% (6)
After reimbursement of expenses by Adviser	0.13	% (6)	(0.12)%	(0.58)%	(0.57	)% (6)
Portfolio turnover rate	20.28	% (4)	27.71%	45.71%	25.66	% (4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY All Cap Value Fund

	Six Months Ended March 31, 2009 (Unaudited)		Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.29		$13.33
Income from investment operations:
Net investment income	0.01		0.01
Net realized and unrealized loss on investments	(4.56)		(3.05)
Total from investment operations	(4.55)		(3.04)
Net asset value, end of period	$5.74		$10.29
Total return	(44.22	)% (4)	(22.81	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$11,277		$17,501
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.41	% (6)	1.22	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.15	% (6)	1.15	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.40%		1.21%
After reimbursement of expenses by Adviser excluding interest	1.14%		1.14%
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser	0.16	% (6)	0.01	% (6)
After reimbursement of expenses by Adviser	0.41	% (6)	0.06	% (6)
Portfolio turnover rate	20.28	% (4)	27.71%

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2009 (Unaudited)

1.  ORGANIZATION

KEELEY Funds, Inc. (the "Company") was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end investment company. The Company consists of KEELEY Small Cap Value Fund ("KSCVF"), KEELEY Mid Cap Value Fund, ("KMCVF"), KEELEY All Cap Value Fund ("KACVF") and KEELEY Small-Mid Cap Value Fund ("KSMVF"), (individually a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class I. As noted in the Funds' Prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within Keeley Funds, Inc. KMCVF, KACVF and KSMVF commenced operations on August 15, 2005, June 14, 2006 and August 15, 2007, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)  Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Adviser at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Directors. For each investment that is fair valued, if any, the Adviser takes into consideration, to the extent applicable, various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

The following is a summary of the inputs used, as of March 31, 2009, involving the Funds' assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
KSCVF	$3,439,916,379	$1,091	—	$3,439,917,470
KSMVF	15,949,954	—	—	15,949,954
KMCVF	55,239,982	—	—	55,239,982
KACVF	51,873,088	—	—	51,873,088

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

b)  Federal Income and Excise Taxes – It is the Company's policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Company. Therefore, no federal income or excise tax provision is required.

Effective March 31, 2008, the Funds are subject to Financial Accounting Standards Board (FASB) interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes". FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have more than fifty percent likelihood of being sustained upon examination. In evaluation whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include U.S. Federal and the state of Maryland. As of March 31, 2009, open U.S. Federal and Maryland tax years include the tax years ended September 30, 2005 through September 30, 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds' financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

expected to be taken on the tax return for the fiscal year ended September 30, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)  Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Company may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the year ended September 30, 2008, KSCVF, KMCVF, KACVF and KSMVF increased undistributed net investment income by $22,231,862, $236,494, $124,352 and $35,604, respectively and decreased paid in capital by $22,240,393, $236,494, $124,352 and $35,604, respectively. Additionally, KSCVF decreased accumulated net realized loss by $8,531. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses.

d)  Other – Investment transactions are recorded on the trade date. The Company determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

e)  Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

f)  Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Funds' securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

market value of the loaned securities. As of March 31, 2009, KSCVF, had a market value of securities loaned of $52,981,185, and received cash collateral for the loans of $54,581,727. The cash collateral is marked to market on a nightly basis to stay above the collateralization thresholds agreed by the Board. However, the above figures do not reflect the value of the collateral on March 31, 2009 which was calculated overnight and made available on April 1, 2009 and which reflects a collateralization level of more than 100% of the value of the underlying securities.

On September 16, 2008, KSCVF executed a request to redeem all of its cash collateral invested in the Reserve Primary Fund. As of March 31, 2009, the Reserve Primary Fund had not honored this request and was subject to a variety of private lawsuits, as well as SEC investigation and oversight. As a result, KSCVF recorded a receivable for securities lending collateral sold on its Statement of Assets and Liabilities in anticipation of the collateral expected to be received from the Reserve Primary Fund. As of March 31, 2009, KSCVF received $68,456,644 of the original $80,093,050 cash collateral redemption. The remaining securities lending collateral receivable, which approximates the cash collateral expected to still be received was $10,589,131 as of March 31, 2009. On April 17, 2009, KSCVF received an additional payment of $3,595,017 which reduced the securities lending collateral receivable balance to $6,996,010 as of May 29, 2009.

g)  Payment by Affiliate – During the fiscal year ended September 30, 2008, the Funds' investment adviser, Keeley Asset Management Corp., voluntarily reimbursed KSCVF $3,429,299 relating to KSCVF's purchase of certain securities issued by companies engaged in securities-related businesses. This reimbursement has been classified on the Statement of Changes and the Financial Highlights as "Net increase from payments by affiliates" and increased the total return of KSCVF (Class A) and KSCVF (Class I) by approximately 0.03% for the year ended September 30, 2008.

3.  INVESTMENT ADVISORY AGREEMENT

The Company has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to the Company (the "Investment Advisory Agreement"). Under the terms of this agreement, KSCVF pays the adviser a monthly fee at the annual rate of 1.00% of the Fund's first $1 billion, 0.90% on the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund's average daily net assets and KMCVF, KACVF and KSMVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund's first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund's average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KMCVF, KACVF and KSMVF until September 30, 2010 ("Expense Cap Agreement"), such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KSMVF	1.39%	1.14%

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the six month period ended March 31, 2009.

	Recovery Expiring on
Fund 9/30/09	9/30/10	9/30/11	9/30/12
KMCVF $123,634	$9,126	$80,245	$84,879
KACVF 65,150	49,240	73,176	77,653
KSMVF —	52,579	64,994	36,021

4.  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for all Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2008 to March 31, 2009, KSCVF – Class A paid $4,830,908 in distribution fees, of which $222,921 was paid to the Distributor. KMCVF – Class A paid $77,646 in distribution fees, of which $14,782 was paid to the Distributor, KACVF – Class A paid $61,135 in distribution fees, of which $14,863 was paid to the Distributor, and KSMVF – Class A paid $15,424 in distribution fees, of which $4,153 was paid to the Distributor.

The Company adopted a Shareholder Servicing Plan for all of its Classes. The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, the Company will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund's average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the six months ended March 31, 2009 the Distributor received $999,039, $16,771, $15,510, $3,916 from KSCVF, KMCVF, KACVF and KSMVF, respectively.

5.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2008 to March 31, 2009, were as follows:

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$550,163,306	$600,851,320
KSMVF	—	—	12,227,361	5,109,906
KMCVF	—	—	41,288,280	52,381,826
KACVF	—	—	13,537,800	17,984,741

For the period from October 1, 2008 to March 31, 2009, KSCVF, KMCVF, KACVF and KSMVF paid $4,321,347, $274,750, $129,250 and $74,720, respectively, in brokerage commissions on trades of securities to the Distributor.

6.  FEDERAL INCOME TAX INFORMATION

At September 30, 2008, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSMCVF	KMCVF	KACVF
Tax Cost of Investments	$7,690,625,045	$22,749,891	$143,362,519	$125,367,293
Gross Unrealized Appreciation	$763,838,882	$911,005	$9,259,837	$8,768,221
Gross Unrealized Depreciation	(957,255,952)	(3,585,527)	(22,993,925)	(20,223,484)
Net Unrealized Depreciation on investments	$(193,417,070)	$(2,674,522)	$(13,734,088)	$(11,455,263)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

At September 30, 2008, KSCVF, KMCVF, KACVF and KSMVF had net Post-October realized capital losses of $8,211,767, $8,047,956, $6,708,401 and $601,125 respectively, from transactions between November 1, 2007, and September 30, 2008.

At September 30, 2008, KMCVF had accumulated capital loss carryforwards for federal income tax purposes of $70,829, $1,229,875 and $1,082,528 expiring on September 30, 2014, September 30, 2015 and September 30, 2016, respectively. KACVF had accumulated capital loss carryforwards for federal income tax purposes of $248,022 and $914,390 expiring on September 30, 2015 and September 30, 2016, respectively. KSMVF had accumulated capital loss carryfowards for federal income tax purposes of $2,541 expiring on September 30, 2016. To the extent that KMCVF, KACVF or KSMVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss caryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2008 and 2007 were as follows:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
Fund	2008	2007	2008	2007	2008	2007
KSCVF	—	—	$138,843,405	$34,902	$8,530	—
KMCVF	—	—	—	—	—	—
KACVF	—	—	—	—	—	$6,639
KSMVF	$9,622	—	—	—	—	—

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

As of September 30, 2008 the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSMVF	KMCVF	KACVF
Accumulated Capital and Other Losses	$(8,211,767)	$(603,666)	$(10,431,188)	$(7,870,813)
Unrealized on Investments	(193,417,070)	(2,674,522)	(13,734,088)	(11,455,263)
Total Accumulated Losses	$(201,628,837)	$(3,278,188)	$(24,165,276)	$(19,326,076)

7.  OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2008 to March 31, 2009, the Distributor received $270,386, $7,918, $4,486 and $3,999, of sales charges on behalf of KSCVF, KMCVF, KACVF and KSMVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

As specified in the Prospectus of the Funds, reduced sales charges are available through a right of accumulation and certain sales of shares of the Funds can be made at net asset value per share.

8.  LINE OF CREDIT ARRANGEMENTS

KSCVF, KMCVF, KACVF and KSMVF are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1st, 2010, under which KSCVF may borrow up to the lesser of (a) $425 million or (b) 10% of the net assets of KSCVF. Under separate agreements, KMCVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KMCVF, KACVF may borrow up to the lesser of (a) $7 million or (b) 10% of the net assets of KMCVXF and KSMVF may borrow up to the lesser of (a) $2 million or (b) 10% of the net assets of KSMVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period from October 1, 2008 to March 31, 2009, KSCVF, KMCVF, KACVF and KSMVF had average borrowings of $3,155,665, $204,846, $134,280 and $45,456 respectively.

9.  RELATED PARTY TRANSACTIONS

As of March 31, 2009, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KMCVF		KACVF		KSMVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	1,075,253	692,403	1,013,156	620,338	322,073	633,608
Percent of total outstanding shares	12.52%	82.84%	14.08%	31.58%	14.66%	61.58%

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

10.  TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities during the period from October 1, 2008 through March 31, 2009. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Issuer Name	Share Balance At October 1, 2008	Additions	Reductions	Share Balance At March 31, 2009	Dividend Income	Value At March 31, 2009
Albany International Corp. (1)	1,445,000	—	(1,445,000)	—	$171,600	$—
Allis Chalmers Energy, Inc. (1)	2,075,000	—	(520,000)	1,555,000	—	3,001,150
Altra Holdings, Inc.	2,005,000	2,500	(122,500)	1,885,000	—	7,313,800
AM Castle & Co.	1,827,500	15,000	(7,500)	1,835,000	220,050	16,368,200
AMCOL International Corp.	1,935,000	5,800	(55,800)	1,885,000	691,200	27,973,400
American Railcar Industries, Inc.	1,237,500	5,000	(135,462)	1,107,038	109,125	8,446,700
Ampco-Pittsburgh Corp.	1,010,000	12,500	(17,500)	1,005,000	360,450	13,326,300
Arch Chemicals, Inc.	1,310,000	42,000	(62,000)	1,290,000	531,500	24,458,400
AZZ, Inc.	1,050,000	4,200	(44,200)	1,010,000	—	26,653,900
Brush Engineered Materials, Inc.	1,220,000	12,500	(30,000)	1,202,500	—	16,678,675
Callon Petroleum Co. (1)	1,395,000	—	(1,395,000)	—	—	—
Carmike Cinemas, Inc.	1,345,000	—	(118,158)	1,226,842	—	3,177,521
CIRCOR International, Inc.	1,137,500	7,500	(25,000)	1,120,000	84,563	25,222,400
CKE Restaurants, Inc. (1)	2,657,500	52,500	(80,000)	2,630,000	318,300	22,092,000
Colfax Corp.	2,427,500	32,500	(10,000)	2,450,000	—	16,831,500
Cowen Group, Inc. (1)	745,000	—	(417,844)	327,156	—	1,593,249
Denny's Corp.	5,700,000	10,000	—	5,710,000	—	9,535,700
DineEquity, Inc.	870,000	50,000	—	920,000	217,500	10,911,200
EnPro Industries, Inc.	1,185,000	32,500	(42,500)	1,175,000	—	20,092,500
Fairpoint Communications, Inc. (1)	6,950,000	25,000	(6,975,000)	—	1,796,063	—
Federal Signal Corp.	2,857,500	17,500	(5,000)	2,870,000	344,250	15,124,900
Genesee & Wyoming, Inc.	1,910,000	7,500	(92,500)	1,825,000	—	38,781,250
Greenbrier Companies, Inc.	2,059,900	7,500	(107,400)	1,960,000	239,192	7,173,600
Haynes International, Inc.	735,000	17,500	(2,500)	750,000	—	13,365,000
Home Federal Bancorp, Inc.	1,135,000	11,500	—	1,146,500	125,703	10,008,945
IBERIABANK Corp.	809,500	25,500	(32,500)	802,500	556,750	36,866,850
Integrated Electrical Services, Inc.	903,000	—	(18,000)	885,000	—	8,071,200
Interstate Hotels & Resorts, Inc. (1)	2,225,000	—	(2,225,000)	—	—	—
Koppers Holdings, Inc.	1,462,500	7,500	(32,500)	1,437,500	642,400	20,872,500
L.B. Foster Co.	1,075,000	—	(32,500)	1,042,500	—	25,885,275
Ladish, Inc.	1,340,000	5,000	—	1,345,000	—	9,764,700
Lance, Inc. (1)	1,975,000	—	(475,000)	1,500,000	623,200	31,230,000
Layne Christensen Co.	1,530,000	5,000	(40,000)	1,495,000	—	24,024,650
Lindsay Manufacturing Co.	765,000	—	(65,000)	700,000	109,688	18,900,000
Maidenform Brands, Inc.	2,582,500	—	(37,500)	2,545,000	—	23,312,200
Marcus Corp.	2,150,000	17,500	(22,500)	2,145,000	366,138	18,232,500
Meadowbrook Insurance Group, Inc. (1)	1,885,000	30,000	(25,000)	1,890,000	75,500	11,529,000
Midas, Inc.	1,487,500	10,000	—	1,497,500	—	11,860,200
Movado Group, Inc. (1)	1,782,500	—	(1,782,500)	—	142,400	—
Natural Gas Services Group, Inc.	1,820,000	2,500	(52,500)	1,770,000	—	15,930,000
Neenah Paper, Inc.	1,277,500	7,500	—	1,285,000	256,250	4,664,550
Pharmerica Corp.	2,450,000	55,000	(175,000)	2,330,000	—	38,771,200
Pioneer Drilling Co.	3,465,000	5,000	(140,000)	3,330,000	—	10,922,400
Quanex Building Products Corp.	1,990,000	15,000	(5,000)	2,000,000	119,850	15,200,000
RBC Bearings, Inc.	1,372,500	17,500	(17,500)	1,372,500	—	20,971,800
Red Lion Hotels Corp.	1,462,500	—	(96,800)	1,365,700	—	4,001,501
Robbins & Myers, Inc.	1,850,000	2,500	(32,500)	1,820,000	142,894	27,609,400
South Jersey Industries, Inc. (1)	1,627,500	5,000	(437,500)	1,195,000	880,868	41,825,000
Stage Stores, Inc.	2,007,500	2,500	(2,500)	2,007,500	200,875	20,235,600
Sun Hydraulics, Inc.	965,000	5,000	—	970,000	261,000	14,171,700

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2009 (Unaudited)

Issuer Name	Share Balance At October 1, 2008	Additions	Reductions	Share Balance At March 31, 2009	Dividend Income	Value At March 31, 2009
Superior Well Services, Inc.	1,915,000	5,000	—	1,920,000	$—	$9,849,600
Tennant Co.	1,500,000	27,500	(2,500)	1,525,000	393,900	14,289,250
Thomas Weisel Partners Group, Inc. (1)	1,285,000	—	(274,002)	1,010,998	—	3,619,373
Titan International, Inc.	1,947,500	60,000	(2,500)	2,005,000	19,850	10,085,150
TreeHouse Foods, Inc.	1,775,000	17,500	(67,500)	1,725,000	—	49,662,750
Universal Stainless & Alloy	732,500	2,500	—	735,000	—	7,107,450
Watts Water Technologies, Inc. – Class A	1,560,000	85,000	(70,000)	1,575,000	—	30,807,000
Westfield Financial, Inc.	1,795,000	20,000	(5,000)	1,810,000	633,750	15,928,000
Zale Corp. (1)	3,165,000	2,500	(3,167,500)	—	—	—
Zep, Inc.	1,155,000	37,500	(2,500)	1,190,000	93,300	12,173,700
					$10,728,106	$946,504,789

(1)  Issuer was not an affiliate as of March 31, 2009.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

  Keeley Small Cap Value Fund
  Keeley Small-Mid Cap Value Fund
  Keeley Mid Cap Value Fund
  Keeley All Cap Value Fund

  (each a "Fund" and collectively the "Funds")

At a Meeting of the Board of Directors of Keeley Funds, Inc. (the "Company") held on November 4, 2008, the Directors, including all of the Directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940), unanimously approved the continuation of the advisory agreements (each, an "Agreement") between the Company and Keeley Asset Management Corp. (the "Adviser"), with respect to the Small-Mid Cap Value Fund, the Mid Cap Value Fund and the All Cap Value Fund, and approved an amendment to the Agreement for the Small Cap Value Fund to include additional breakpoints to the advisory fees.

The Board's Independent Directors were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Agreements, including, among other things, the nature and the quality of the services provided by the Adviser, profitability (including any fall-out benefits) from the relationship with the Funds, economies of scale, the role played by the Independent Directors and information on comparative performance and comparative fees and expenses. The Board also considered the written responses and materials produced by the Adviser in response to a 15(c) due diligence request list submitted by the Independent Directors' counsel prior to the meeting. Included in those responses was a Fund by Fund profitability analysis prepared by the Adviser and extensive materials on performance, expenses and comparable fund information. The Directors discussed these materials extensively among themselves and with their independent legal counsel. In their deliberations, the Directors did not identify any single factor that alone was responsible for the Board's decision to approve the continuation and amendment of the Agreement.

Nature, Extent and Quality of Services

The Board examined the services provided by the Adviser. In that regard, the Board considered the overall services provided by the Adviser, including its personnel, performance, compliance with laws, availability of the Adviser's personnel to provide information, and the other services the Adviser provides to the Funds. After considering all of this information, the Board concluded that the nature and quality of the services the Adviser provides to the Funds was acceptable.

Comparative Fees and Performance

Funds' Performance. The Board considered, on a Fund by Fund basis, the performance of each Fund and the costs of the services provided. Specifically, the Board examined the investment performance of each Fund, including quartile ranking for short- and long-term time periods, Morningstar ratings (where available) and comparative data produced by U.S. Bancorp (the Funds' Administrator), and each Fund's performance against its peers. The Board considered the methodology used by U.S. Bancorp to determine the appropriate peer group for each Fund and confirmed that U.S. Bancorp had determined each Fund's peer group independently from the Adviser. The Board concluded that the performance of each Fund was satisfactory in light of current market conditions.

Fees and Expenses. The Board considered the difference in the fees that the Adviser charges to institutional clients in the same asset class as those of the Funds. The Board noted the Adviser's assertion that the institutional client accounts retained less securities, with different investment restrictions than the Funds and that, because of the difference in how each such account is managed, it is reasonable for the Adviser to charge different fees.

The Board considered the total expenses of each Fund, the expense ratio of each Fund, the proposed breakpoint change for the Small Cap Value Fund and the expense limitation arrangements entered into by the Adviser, all in light of the services provided by the Adviser. The Board also compared each Fund's expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of similarly-situated funds.

After completing this examination, the Board concluded that the Funds' fees and expenses were satisfactory at the current time.

Fall-Out Benefits

The Board considered possible fall-out benefits the Adviser receives for serving the Funds. The Board reviewed the fees that both the Adviser and Keeley Investment Corp. ("KIC"), the Funds' underwriter, receive. The Board considered KIC's execution services for the Funds, including commission charges and research services received. The Board decided that the fall-out benefits were acceptable.

Profitability

The Board considered the information on the Adviser's profitability in managing the Funds, including the methodology used to calculate profitability. The Board concluded that that the profitability of the Adviser was not unreasonable in light of the services provided.

Economies of Scale

The Board considered the extent to which economies of scale were being realized as the Funds grow and whether the Funds' fee levels reflected economies of scale for the benefit of the shareholders.

The Board noted that the expense caps were implemented and that those appeared to be effective. The Board concluded that, with the exception of Small Cap Value Fund, the current asset size of the Funds and other relevant factors did not warrant additional consideration of the fee breakpoints. With respect to Small Cap Value Fund, the Board requested, and the Adviser agreed to implement, additional breakpoints that would provide additional benefits to the Fund's shareholders if, and when, the Fund's asset size grows beyond certain levels.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds' statements of additional information, which is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30, 2008 is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending June 30, 2009 and December 31, 2009 (the first and third quarters of the Funds' fiscal year) on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K & L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund's prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted any procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., Principal Executive Officer

Date	6/3/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., Principal Executive Officer

Date	6/3/2009

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Principal Financial Officer

Date	6/3/2009

* Print the name and title of each signing officer under his or her signature.

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